THE LAZARD FUNDS, INC.

30 Rockefeller Plaza

New York, New York 10112-6300

(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2017

The Lazard Funds, Inc. (the “Fund”) is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2017 (for each Portfolio except Lazard Equity Franchise Portfolio) or September 29, 2017 (for Lazard Equity Franchise Portfolio), as may be revised or supplemented from time to time (the “Prospectus”), relating to the following thirty-four portfolios (individually, a “Portfolio” and collectively, the “Portfolios”):

	Institutional Shares	Open Shares	R6 Shares
Equity
Lazard US Equity Concentrated Portfolio (“Equity Concentrated Portfolio”)	LEVIX	LEVOX	RLUEX
Lazard US Strategic Equity Portfolio (“Strategic Equity Portfolio”)	LZUSX	LZUOX	RLUSX
Lazard US Small-Mid Cap Equity Portfolio (“Small-Mid Cap Portfolio”)	LZSCX	LZCOX	RLSMX
Lazard International Equity Portfolio (“International Equity Portfolio”)	LZIEX	LZIOX	RLIEX
Lazard International Equity Advantage Portfolio (“International Equity Advantage Portfolio”)	IEAIX	IEAOX	RIADX
Lazard International Equity Concentrated Portfolio (“International Equity Concentrated Portfolio”)	LCNIX	LCNOX	RICNX
Lazard International Equity Select Portfolio (“International Equity Select Portfolio”)	LZSIX	LZESX	RLIQX
Lazard International Strategic Equity Portfolio (“International Strategic Portfolio”)	LISIX	LISOX	RLITX
Lazard International Small Cap Equity Portfolio (“International Small Cap Portfolio”)	LZISX	LZSMX	RLICX
Lazard Global Equity Select Portfolio (“Global Equity Select Portfolio”)	GESIX	GESOX	RLGEX
Lazard Managed Equity Volatility Portfolio (“Managed Portfolio”)	MEVIX	MEVOX	RMEVX
Lazard Global Strategic Equity Portfolio (“Global Strategic Portfolio”)	LSTIX	LSTOX	RGSTX
Lazard Equity Franchise Portfolio (“Franchise Portfolio”)	LZFIX	LZFOX	RLZFX

Emerging Markets
Lazard Emerging Markets Core Equity Portfolio (“Emerging Markets Core Portfolio”)	ECEIX	ECEOX	RLEOX
Lazard Emerging Markets Equity Portfolio (“Emerging Markets Portfolio”)	LZEMX	LZOEX	RLEMX
Lazard Emerging Markets Equity Advantage Portfolio (“Emerging Markets Advantage Portfolio”)	LEAIX	LEAOX	READX
Lazard Developing Markets Equity Portfolio (“Developing Markets Portfolio”)	LDMIX	LDMOX	RLDMX
Lazard Emerging Markets Equity Blend Portfolio (“Emerging Markets Blend Portfolio”)	EMBIX	EMBOX	RLEBX

	Institutional Shares	Open Shares	R6 Shares
Lazard Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”)	EMMIX	EMMOX	RLMSX
Lazard Emerging Markets Debt Portfolio (“Emerging Markets Debt Portfolio”)	LEDIX	LEDOX	RLEDX
Lazard Emerging Markets Income Portfolio (“Emerging Markets Income Portfolio”)	LEIIX	LEIOX	RLEIX
Lazard Explorer Total Return Portfolio (“Explorer Total Return Portfolio”)	LETIX	LETOX	RLETX

Fixed Income
Lazard US Corporate Income Portfolio (“Corporate Income Portfolio”)	LZHYX	LZHOX	RLCIX
Lazard US Short Duration Fixed Income Portfolio (“Short Duration Fixed Income Portfolio”)	UMNIX	UMNOX	RLSDX
Lazard Global Fixed Income Portfolio (“Global Fixed Income Portfolio”)	LZGIX	LZGOX	RLGFX

Real Assets[1]
Lazard Global Listed Infrastructure Portfolio (“Global Listed Infrastructure Portfolio”)	GLIFX	GLFOX	RLGLX
Lazard US Realty Income Portfolio (“Realty Income Portfolio”)	LRIIX	LRIOX	RLRIX
Lazard US Realty Equity Portfolio (“Realty Equity Portfolio”)	LREIX	LREOX	RLREX
Lazard Global Realty Equity Portfolio (“Global Realty Portfolio”)	LITIX	LITOX	RLGRX
Lazard Real Assets and Pricing Opportunities Portfolio (“Real Assets Portfolio”)	RALIX	RALOX	RALYX

Alternatives
Lazard Fundamental Long/Short Portfolio (“Long/Short Portfolio”)	LLSIX	LLSOX	RFLSX
Lazard Enhanced Opportunities Portfolio (“Enhanced Opportunities Portfolio”)	LEOIX	LEOOX	RLZEX

Asset Allocation
Lazard Capital Allocator Opportunistic Strategies Portfolio (“Capital Allocator Portfolio”)	LCAIX	LCAOX	RLCPX
Lazard Global Dynamic Multi-Asset Portfolio (“Dynamic Portfolio”)	GDMIX	GDMOX	GDMAX

The Franchise Portfolio had not commenced operations as of the date of this Prospectus, so certain information in this SAI is not provided for that Portfolio.

Each Portfolio currently offers Institutional Shares and Open Shares and certain Portfolios offer R6 shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each Class; and the availability of Service Payments (as defined in the Prospectus).

To obtain a copy of the Fund’s Prospectus, please write or call the Fund at the address and telephone number above or go to www.LazardNet.com/lam/us/lazardfunds.shtml.

[1]	The Realty Income, Realty Equity and Global Realty Portfolios are referred to collectively as the “Realty Portfolios.”

(ii)

The Fund’s most recent Annual Reports and Semi-Annual Reports to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports are incorporated by reference into this SAI.

(iii)

The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, other than the Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Realty Equity, Global Realty, Franchise, Long/Short and Enhanced Opportunities Portfolios, is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the “Investment Manager”) to each of the Portfolios.

Lazard Asset Management Securities LLC (the “Distributor”) is the distributor of each Portfolio’s shares.

Investments, Investment Techniques and Risks

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts (“REITs”). Individuals will generally be taxed at long-term capital gain rates on qualified dividend income. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for US federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.

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Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for US federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities may have loss absorption characteristics that may include downward adjustment of the liquidation value of the security to below the original par value or a mandatory conversion that might relate, for instance, to maintenance of a capital minimum whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the

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underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each Portfolio, other than the Realty Portfolios, may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. The Realty Portfolios may invest in warrants as described in the Prospectus.

Initial Public Offerings. An initial public offering (“IPO”) is a company’s first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P” and together with Moody’s, the “Rating Agencies”) may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See “Lower-Rated Securities” below for a discussion of those securities.

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As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates (interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio’s average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

In addition to a Portfolio’s investments in fixed-income securities as may be described in the Prospectus, the Equity Concentrated and Strategic Equity Portfolios each may invest up to 20% of its assets in US Government securities and investment grade fixed-income securities of US corporations; the Small-Mid Cap and International Small Cap Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities; and the International Equity, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, Managed, Global Strategic and Global Listed Infrastructure Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities and short-term money market instruments. See also “Money Market Instruments; Temporary Defensive Positions” below.

US Government Securities. US Government securities are issued or guaranteed by the US Government or its agencies or instrumentalities. US Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by US Government agencies and instrumentalities are supported by the full faith and credit of the US Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the US Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the US Government currently provides financial support to such US Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio’s share price is guaranteed.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” The value of shares of a Portfolio that invests in US government obligations may be adversely

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affected by S&P’s downgrade or any future downgrades of the US government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio’s prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody’s or BB by S&P, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as “high yield” or “junk bonds”), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See Appendix A for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer’s ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities’ higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent a Portfolio invests in such securities, will be a substantial factor in the Portfolio’s relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolios will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

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Because there is no established retail secondary market for many of these securities, it is anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”) and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio’s net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities.

The credit risk factors pertaining to lower rated securities also apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

The Corporate Income Portfolio typically invests a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Global Fixed Income Portfolio is limited to investing 15% of its assets in securities that are rated below investment grade or the unrated equivalent as determined by the Investment Manager. Each of the Realty Portfolios is limited to investing 20% of its assets in non-investment grade fixed income obligations.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio (“Distressed Securities”) is speculative and involves significant risks. A Portfolio may make such investments when, among other circumstances, the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Portfolio would receive any interest payments on the Distressed Securities, the Portfolio would be subject to significant uncertainty as to whether the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and/or recover its investment. A Portfolio also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Portfolio participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities for a period of time. To the extent that a Portfolio becomes involved in such

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proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day US Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. The interest rate on an inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Participation Interests. Corporate obligations denominated in US or foreign currencies may be originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” A Portfolio investing in such securities may participate as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

A Portfolio may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by US Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio’s rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be

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subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Mortgage-Related Securities. Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and including pass-through securities, adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio’s mortgage-related securities to decrease broadly, the Portfolio’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

The Realty Portfolios are each limited to investing 5% of the Portfolio’s assets in mortgage-related securities issued or guaranteed by US issuers, including the US Government or one of its agencies or instrumentalities, or private issuers.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

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Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the US Government. Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the US Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the US Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the US Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the US Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the US Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term US Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the US Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2015, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2016. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2016. In its 2015 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010, which suggested that in a “severely adverse scenario” additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

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In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant US Government support, have sparked serious debate among federal policymakers regarding the continued role of the US Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected “continued significant uncertainty” regarding its future and the housing finance system including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities. Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through Securities. CMOs are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. The Corporate Income Portfolio and the Short Duration Fixed Income

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Portfolio each may invest, to a limited extent, in residual interests in real estate mortgage investment conduits (“REMICs”). See “Taxation.”

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing (“CMO Residuals”).

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See “Stripped Mortgage-Backed Securities” above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

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CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the “Securities Act”), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

The Realty Portfolios are each limited to investing in asset-backed securities issued by private issuers, and up to 5% of the Portfolio’s total assets only.

Municipal Securities. US municipal securities, the interest on which is, in the opinion of the issuer’s counsel at the time of issuance, exempt from regular federal income tax (“Municipal Securities”), are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development

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bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of Portfolios which are attributable to interest income received by the Portfolios from Municipal Securities generally will be subject to federal income tax.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Securities available for purchase and thus reduce available yield.

The Corporate Income Portfolio currently intends to invest no more than 25% of its assets in Municipal Securities. However, this percentage may be varied from time to time without shareholder approval.

Floating and Variable Rate Demand Obligations. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid. Determination as to the liquidity of

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such securities is made in accordance with guidelines established by the Fund’s Board of Directors (the “Board” or “Directors”).

Zero Coupon, Pay-In-Kind and Step Up Securities. Zero coupon securities are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Pay-in-kind bonds are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Linked Securities. Inflation-linked securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out accruals as part of a semi-annual coupon.

The periodic adjustment of US inflation-linked securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-linked security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Foreign Securities

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable US issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

Many countries throughout the world are dependent on a healthy US economy and are adversely affected when the US economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the US subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

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Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of US investors. Individual foreign economies can differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio’s net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as “Brexit”). The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

A process of negotiation will follow that will determine the future terms of the UK’s relationship with the EU. It is unclear how and in what timeframe Brexit withdrawal negotiations will proceed and what the potential consequences may be. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally.

Depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit would adversely affect Portfolio investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

Whether or not a Portfolio invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investment.

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Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Portfolio, its Investment Manager and its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.” Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a Portfolio to repatriate their income and capital. These limitations may have a negative impact on the Portfolio’s performance and may adversely affect the liquidity of the Portfolio’s investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. If a Portfolio does not hedge the US dollar value of securities it owns denominated in currencies that are devalued, the Portfolio’s NAV will be adversely affected. In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain companies are organized or have their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with

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political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Other than for the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (“MSCI®”) Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

For the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, with respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation and the imposition of capital controls and/or foreign investment limitations.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia’s economy is heavily dependent on exportation of natural resources, which may be vulnerable to economic sanctions by other countries during times of political tension or crisis. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to US markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Portfolio’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Any or all of these potential results could lead Russia’s economy into a recession.

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Market Disruption and Geopolitical Risk in the Middle East. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries in the Middle East may result in market volatility in those countries, may have long-term effects on worldwide financial markets and may cause further economic uncertainties worldwide. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on economies and markets located in the region and on world economies and markets generally. These events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to investments of a Portfolio.

Depositary Receipts. Securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Portfolio, to the extent it invests in such securities, may be more volatile than prices of US debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced

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secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to “Brady Bonds” (securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio’s holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in US dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are US dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are US dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are US dollar-denominated deposits in a foreign branch of a US bank or in a foreign bank; and Yankee certificates of deposit are US dollar-denominated certificates of deposit issued by a US branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by US issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Real Estate Investment Trusts and Other Realty Companies and Real Estate Investments

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby

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effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Portfolio.

A Portfolio’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Risks of investments in Realty Companies and Real Estate Investments (each as defined in the prospectus) include: declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of Realty Companies and Real Estate Investments also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

In addition, there are risks associated with investments in particular types of Realty Companies and Real Estate Investments:

Retail Properties. Retail properties are affected by the overall health of the applicable sector of the economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

Lodging and Hotel Properties. The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs, which may not be offset

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by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Lodging and hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Homebuilding. Homebuilding businesses are affected by several significant factors, including: rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates and availability of credit.

Gaming. The risks of gaming businesses include, among other things, state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.

Restaurants. The risks of restaurant businesses are that they are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and, in some instances, risks similar to those of the lodging and hotel properties.

Insurance Issues. Certain companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles, but uninsured losses would affect profits, cash flows and performance.

Financing and Credit. Real estate-related companies may be adversely affected by a lack of available financing or tightening of credit.

Financial Leverage. Real estate-related companies may be highly leveraged, and financial covenants may affect the ability of such companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such company.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such failure to qualify as a REIT which is not cured in accordance with applicable savings provisions in the Code, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If a REIT’s borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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Natural Resources

Natural resources business are affected by several significant factors, including: demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition and increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation. Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Utility Companies

Utility companies are subject to a variety of risk factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Investments in the Infrastructure Sector

Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies’ assets are not movable, which creates the risk that an event may occur in the region of the company’s asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies’ securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies’ revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of

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ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company’s operations or an accident.

Investment Companies, Exchange-Traded Funds and Exchange-Traded Notes

Investment Companies. Under the 1940 Act, a Portfolio’s investment in securities issued by investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets in the aggregate (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that these provisions shall not apply to securities purchased or otherwise acquired by a Portfolio if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (b) the Portfolio has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%. Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1½% provided that the sales load and any service fee charged does not exceed limits set forth in applicable rules of FINRA. In addition, if a Portfolio invests in investment companies, including any exchange-traded funds (“ETFs”) which are investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

The Small-Mid Cap and International Equity Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio’s total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio’s total assets.

In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, a Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio’s status as a “diversified company” under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Capital Allocator Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds’ portfolios of investments. However, the Capital Allocator Portfolio does not intend to limit its investments to Underlying Funds that are “diversified companies” or to otherwise monitor the diversification of the Underlying Funds’ investments. It is currently intended that the Capital Allocator Portfolio will invest in approximately 10 to 30 Underlying Funds.

With respect to a Portfolio’s (except the Small-Mid Cap Portfolio and the International Equity Portfolio) investments in ETFs, the Fund may enter into an agreement with certain ETFs pursuant to Securities and Exchange Commission (“SEC”) exemptive orders obtained by the ETFs, and on which the Portfolio may rely, that permit the Portfolio to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Investment Manager to vote the Portfolio’s Underlying Fund shares in proportion to votes cast by other ETF stockholders and may subject the Portfolio to other requirements in connection with investments in these ETFs.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case

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with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs’ shares are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Most ETFs are investment companies, and, as a result, investments in such ETFs may not be purchased by the Small-Mid Cap or International Equity Portfolios except in connection with a merger, consolidation, acquisition or reorganization.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are listed on exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master Limited Partnerships

Master limited partnerships (“MLPs”) generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer’s financial

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condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

A Portfolio’s investments in MLPs is anticipated to consist primarily of “qualified publicly traded partnerships” that do not generate non-qualifying income for the purposes of satisfying the Portfolio’s “gross income test,” as further discussed in “Taxation” below.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of the Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds (except the Small-Mid Cap and International Equity Portfolios), US Government securities,

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repurchase agreements, bank obligations and commercial paper and other short-term obligations (“Money Market Instruments”). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position, and certain Portfolios may invest in Money Market Instruments as part of their investment strategies as described in the Prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

Bank Obligations. Bank obligations in which the Portfolios may invest consist of certificates of deposit, banker’s acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker’s acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations. Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of US branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio’s policy with respect to illiquid investments unless, in the judgment of the Funds, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act (except as provided below), which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the

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borrowing is made. Such borrowings are generally limited to borrowing from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. While such borrowings exceed 5% of a Portfolio’s total assets, the Portfolio will not make any additional investments. If borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays)

In addition, each Portfolio other than the Small-Mid Cap and International Equity may borrow for investment purposes to the extent permitted under the 1940 Act. Money borrowed will be subject to interest costs. See “Borrowing Money for Leverage” below.

Borrowing Money for Leverage (All Portfolios, except the Small-Mid Cap and International Equity Portfolios). Buying securities using borrowed money exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio’s investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio’s total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, a Portfolio’s borrowings generally will be unsecured.

Lending Portfolio Securities

Portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio’s investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio’s total assets. The Portfolio will receive collateral consisting of cash, US Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

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Derivatives (All Portfolios, except the Small-Mid Cap Portfolio)

Derivatives, such as options, futures contracts, options on futures contracts and swap agreements, may be entered into for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance.

If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Portfolios, except the Real Assets Portfolio, have claimed exclusions from the definition of the term “commodity pool operator” (“CPO”) pursuant to Regulation 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA. The Portfolios, except the Real Assets Portfolio, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if such Portfolios continue to claim the exclusion from the definition of CPO. In order to be eligible to continue to claim this exclusion, if a Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the “CFTC”)), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Portfolio’s direct use of commodity interests complies with the trading limitations described above, the Portfolio may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Portfolio’s investment in other investment vehicles, including investment companies that are not managed by the Investment Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, “underlying funds”). Because the Investment Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Portfolios, to continue to rely on the exclusion from the definition of CPO. The Investment Manager has filed the required notice to claim this no-action relief for relevant Portfolios. In order to rely on the temporary no-action relief, the Investment Manager must meet certain conditions and the Portfolios must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

Neither the Real Assets Portfolio nor the Subsidiary (as defined below) claims an exclusion from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Investment Manager has registered as a CPO, with respect to the Real Assets Portfolio and the Subsidiary, with the National Futures Association (the “NFA”) and will operate those entities in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On August 13, 2013, the CFTC adopted final rules (the “Harmonization Rules”) with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the Real Assets Portfolio. Under the Harmonization Rules, the Investment Manager will be deemed to have fulfilled its

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disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the Real Assets Portfolio by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the Real Assets Portfolio prospectus.

If a Portfolio, except the Real Assets Portfolio, were to seek to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Portfolio would withdraw its exclusion from the definition of CPO and the Investment Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that Portfolio, in addition to all applicable SEC regulations.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Portfolio’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Portfolio must either set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) or maintain offsetting positions while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however (such as a “non-deliverable” forward currency contract), a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligation (i.e., the Portfolio’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Portfolio may employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio’s ability to otherwise invest those assets.

Future rules and regulations of the SEC may impact the Portfolio’s operations as described in the Prospectus or this SAI.

Futures Contracts—In General (All Portfolios, except the Small-Mid Cap and International Equity Portfolios). Futures contracts may be entered into in US domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of

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those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although a Portfolio would intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General (All Portfolios, except the Small-Mid Cap and International Equity Portfolios). A call option gives the purchaser of the option the right to buy, and obligates the buyer (writer) to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no

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assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices may be bought and sold on national securities exchanges or in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio’s portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio’s written call options on individual stocks will be “covered” because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

The purchase or sale of call and put options on foreign currencies convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in US dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager’s predictions are incorrect, the Portfolio may incur losses.

Swap Agreements (All Portfolios, except the Small-Mid Cap and International Equity Portfolios). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates

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of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular security or basket of securities (an equity or total return swap), at a particular interest rate, in a particular foreign currency, or in a particular index. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Portfolio could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Portfolio or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Portfolio may be entitled to the net amount of gains the Portfolio is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Portfolio.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net” basis. Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where a Portfolio’s investment return and the issuer’s payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market (the “embedded index”). When a Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus.

Foreign Currency Transactions (All Portfolios, except the Small-Mid Cap Portfolio)

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of US or foreign

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governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in US dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the US dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains. Foreign currency transactions may involve, for example, the Portfolio’s purchase of foreign currencies for US dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately the future exchange rates between foreign currencies and the US dollar.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Portfolio may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a Portfolio to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Portfolio to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling (All Portfolios, except the Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios)

A short sale involves the sale of a security that a Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the Portfolio also may have to pay a fee to the lender, which would increase the cost to the Portfolio of the security it sold short. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a Portfolio may be required to pay in connection with the short sale. A Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price.

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A Portfolio also may make short sales “against the box,” in which the Portfolio enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a Portfolio makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (b) otherwise cover its short position through offsetting positions. Short-selling is considered “leverage” and may involve substantial risk. For Portfolios other than the Long/Short and Enhanced Opportunities Portfolios, securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio’s net assets; the Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

Forward Commitments

Purchasing or selling securities on a forward commitment, when-issued or delayed delivery basis means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio’s purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio’s financial exposure to the types of securities in which it invests, which would increase the Portfolio’s exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio’s net assets and its net asset value per share.

Subsidiary (Real Assets Portfolio only)

The Portfolio has established and may invest in Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., a company organized under the laws of the Cayman Islands, whose registered office is located at Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands, which is wholly-owned and controlled by Real Assets Portfolio (the “Subsidiary”), to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary invests principally in commodity futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary must comply with the 1940 Act asset coverage requirements with respect to its investments in commodity-related securities that apply to the Portfolio’s transactions in these instruments. By investing in such a subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s commodity-related securities and other instruments. The Portfolio may invest up to 25% of its assets in the Subsidiary. The Subsidiary is managed by the Investment Manager and has the same investment objective as the Portfolio.

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The custodian of the Subsidiary’s assets is State Street Bank and Trust Company. The custodian has no part in determining the investment policies of the Subsidiary or which securities are to be purchased or sold by the Subsidiary. Pursuant to a custody agreement with the Subsidiary, the custodian holds the Subsidiary’s investments and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Subsidiary’s assets held in custody and receives certain securities transaction charges.

Smaller Company Securities

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

Cybersecurity Risk

The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Portfolio’s ability to calculate its NAV; impediments to trading for a Portfolio’s portfolio managers; the inability of Portfolio shareholders to transact business with the Portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Investment Restrictions

Portfolios Other Than the Realty Portfolios

Each Portfolio other than the Realty Portfolios (except as noted) has adopted investment restrictions numbered 1 through 10 below as fundamental policies, which cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence.

None of these Portfolios may:

1.	(Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Franchise, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) issue senior securities, borrow money or pledge or mortgage its assets,
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except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio’s entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

2.	(the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Franchise, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act;

3.	make loans, except loans of portfolio securities not having a value in excess of 33⅓% of a Portfolio’s total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

4.	for the Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios, invest in illiquid securities as defined in “Certain Portfolio Securities—Illiquid Securities” if immediately after such investment more than 10% of the value of the Portfolio’s net assets, taken at market value, would be invested in such securities;

5.	for the Small-Mid Cap and the International Equity Portfolios, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) the Small-Mid Cap and International Equity Portfolios may purchase securities in an amount up to 5% of the value of the Portfolio’s total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio’s total assets;

6.	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio’s investments in that industry would exceed 25% of the current value of such Portfolio’s total assets (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by infrastructure companies), provided that there is no limitation with respect to investments in obligations of the US Government, its agencies or instrumentalities;

7.	(A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the Equity Concentrated, Strategic Equity, Long/Short, Enhanced Opportunities, Global Equity Select, Managed, Global Strategic, Franchise, Global Listed Infrastructure, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Emerging Markets Advantage, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Real Assets, Dynamic and Capital Allocator Portfolios also may purchase and sell securities that are secured by real estate; (B) (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Franchise, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) purchase or sell commodities or commodity contracts (except that the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or
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indices, and the Equity Concentrated, Strategic Equity, Global Equity Select, International Equity, International Equity Select, International Strategic, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios may purchase or sell foreign currency forward exchange contracts); and (C) for all Portfolios except the Equity Concentrated, Strategic Equity, Long/Short, Enhanced Opportunities, Global Equity Select, Managed, Global Strategic, Franchise, Global Listed Infrastructure, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, Emerging Markets Core, Emerging Markets Advantage, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Real Assets, Dynamic and Capital Allocator Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

8.	(Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Franchise, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, Emerging Markets Core, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios, make short sales of securities;

9.	underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio’s investment program may be deemed to be an underwriting;

10.	for the Small-Mid Cap and International Equity Portfolios, make investments for the purpose of exercising control or management;

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 1, however, if borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays). For purposes of Investment Restriction No. 6, Municipal Securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies and authorities are not subject to industry concentration restrictions. For purposes of Investment Restriction No. 7, references to “commodities” and “commodity contracts” are to physical commodities or commodity contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

The Realty Portfolios

The Realty Portfolios have adopted investment restrictions numbered 1 through 6 below as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act).

None of the Realty Portfolios may:

1.	issue senior securities, borrow money or pledge its assets, except that (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options, forward contracts, futures contracts and options thereon, swaps, short sales or other permissible investments;
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2.	underwrite the securities of other issuers (except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.	purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.	purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.	make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements);

6.	invest in the securities of any one industry if as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities; and (b) the Portfolio shall invest more than 25% of its total assets in securities of Realty Companies to the extent disclosed in the Portfolio’s Prospectus and this SAI;

Management

Board’s Oversight Role; Board Composition and Structure

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board’s Audit Committee (which consists of all of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”)) meets during its scheduled meetings with, and between meetings has access to, the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer and Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead

39

Independent Director to function as described above is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Manager and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Franci J. Blassberg (63)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

40

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(3):

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director of Lazard Retirement Series, Inc., an open-end registered management investment company, Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Fund, the “Lazard Fund Complex,” currently comprised of 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic

41

positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•	Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•	Franci J. Blassberg is Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. She also is a Lecturer at the University of California, Berkeley School of Law. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

•	Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•	Nancy A. Eckl has over 28 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance, operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

•	Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School, where he was also faculty co-director of the Center for Constitutional Governance and faculty co-chair of the Hertog Program on Law and National Security. He spent 2009 in the White House, where he served as associate counsel to President Barack Obama. Mr. Morrison has served as a member of the US State Department Advisory Committee on International Law since 2010 and as a Trustee of the New York University School of Law Foundation since 2013. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

•	Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and
42

non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•	Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Fund’s officers.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel of the Investment Manager (since April 2017)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
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(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Independent Directors.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements and (2) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm.

While the nominating committee is solely responsible for the selection and nomination of the Fund’s Directors, the nominating committee may consider nominations for the office of Director made by the Fund’s current Directors, officers, shareholders or other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-3600. Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met five times and the nominating committee did not meet during the fiscal year ended December 31, 2016.

The table below indicates the dollar range of each Director’s ownership of Portfolio shares and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of December 31, 2016.

Portfolio	Ashish Bhutani	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson

Equity Concentrated Portfolio	Over $100,000	None	None	$10,001 - $50,000	None	None	None

Strategic Equity Portfolio	None	None	None	$10,001 - $50,000	None	None	None

Small-Mid Cap Portfolio	None	None	None	None	None	None	None

International Equity Portfolio	Over $100,000	None	None	$10,000 - $50,000	None	None	None

International Equity Advantage Portfolio	None	None	None	None	None	None	None
44

Portfolio	Ashish Bhutani	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson
International Equity Concentrated Portfolio	None	None	None	None	None	None	None

International Equity Select Portfolio	None	None	None	None	None	None	None

International Strategic Portfolio	Over $100,000	None	None	None	None	None	None

International Small Cap Portfolio	None	None	None	None	None	None	None

Global Equity Select Portfolio	None	None	None	None	None	None	None

Managed Portfolio	None	None	None	None	None	None	None

Global Strategic Portfolio	None	None	None	None	None	None	None

Emerging Markets Core Portfolio	Over $100,000	None	None	None	None	None	None

Emerging Markets Portfolio	None	None	None	$10,001 - $50,000	None	None	None

Emerging Markets Advantage Portfolio	None	None	None	None	None	None	None

Developing Markets Portfolio	None	None	None	None	None	None	None

Emerging Markets Blend Portfolio	None	None	None	None	None	None	None

Emerging Markets Multi-Asset Portfolio	None	None	None	None	None	None	None

Emerging Markets Debt Portfolio	None	None	None	None	None	None	None

Emerging Markets Income Portfolio	None	None	None	None	None	None	None

Explorer Total Return Portfolio	None	None	None	None	None	None	None

Corporate Income Portfolio	None	None	None	None	None	None	None

Short Duration Fixed Income Portfolio	None	None	None	None	None	None	None

Global Fixed Income Portfolio	None	None	None	None	None	None	None

Global Listed Infrastructure Portfolio	Over $100,000	None	None	None	None	None	None

Realty Income Portfolio	Over $100,000	None	None	None	None	None	None
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Portfolio	Ashish Bhutani	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson
Realty Equity Portfolio	None	None	None	None	None	None	None

Global Realty Portfolio	None	None	None	None	None	None	None

Real Assets Portfolio	None	None	None	None	None	None	None

Long/Short Portfolio	Over $100,000	None	None	None	None	None	None

Enhanced Opportunities Portfolio	None	None	None	None	None	None	None

Capital Allocator Portfolio	None	None	None	None	None	None	None

Dynamic Portfolio	None	None	None	None	None	None	None

Aggregate Holdings of all of the funds in the Lazard Fund Complex	Over $100,000	None	None	$50,001 - $100,000	None	None	None

As of the date of this SAI, the Fund’s officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

As of December 31, 2016, none of the Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, Richard Reiss, Jr. and (3) an additional annual fee of $20,000 to the Audit Committee Chair, Nancy A. Eckl. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Fund Complex based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2016 by the Fund and by the funds in the Lazard Fund Complex (comprised of 40 active investment portfolios as of December 31, 2016), was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Fund Complex

Ashish Bhutani*	None	None
Franci J. Blassberg	$171,667	$190,000
Kenneth S. Davidson	$171,667	$190,000
Nancy A. Eckl**	$180,873	$200,000
Trevor W. Morrison	$171,667	$190,000
Richard Reiss, Jr.***	$190,080	$210,000
Robert M. Solmson	$171,667	$190,000

*	Interested Director.
**	Audit Committee Chair.
***	Lead Independent Director.
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The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of the Portfolios and Similar Accounts; Other Conflicts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:

1.	Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.
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4.	Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

5.	The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6.	A Portfolio’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If the Investment Manager sells securities short, including on behalf of the Long/Short or Enhanced Opportunities Portfolios, it may be seen as harmful to the performance of any Portfolios investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.	Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

8.	Under the Investment Manager’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios’ service providers, which may cause conflicts that could disadvantage the Portfolios.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio’s portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

48

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Dmitri Batsev	3 (133.4 million)	1 (10.6 million)	none

Ardra Belitz#	2 (34.7 million)	2 (240.9 million)	1 (95.6 million)

Michael A. Bennett#	14 (15.4 billion)	15 (2.8 billion)	212 (20.3 billion)

Frank Bianco#	12 (211.1 million)	29 (689.8 million)	16 (264.6 million)

Christopher H. Blake#	7 (10.2 billion)	6 (550.2 million)	117 (6.1 billion)

Thomas Boyle	3 (207.0 million)	5 (289.8 million)	8 (200.6 million)

Daniel Breslin	3 (406.5 million)	none	18 (484.9 million)

Rohit Chopra#	7 (13.4 billion)	14 (6.3 billion)	68 (13.6 billion)

Jeffrey Clarke	1 (329.0 million)**	1 (23.7 million)**	1 (123.5 million)**

Bertrand Cliquet	3 (5.5 billion)**	9 (3.8 billion)**	17 (2.9 billion)**

Jared Daniels	3 (83.0 million)	10 (613.5 million)	20 (1.87 billion)

Michael DeBernardis	3 (406.5 million)	4 (1.2 billion)	21 (804.4 million)

James M. Donald#	9 (16.4 billion)	16 (7.0 billion)	150 (16.5 billion)

Martin Flood#	19 (12.4 billion)	15 (1.7 billion)	285 (12.0 billion)

Louis Florentin-Lee	4 (261.5 million)	5 (251.0 million)	43 (2.2 billion)

Michael G. Fry#	11 (8.3 billion)	12 (2.2 billion)	168 (14.0 billion)

Guatam Garg	4 (124.6 million)	none	6 (141.3 million)

Peter Gillespie#	5 (850.4 million)	5 (238.2 million)	10 (2.6 billion)

George Grimbilas	1 (103.2 million)	2 (423.6 million)	144 (2.6 billion)

Alex Ingham	3 (157.6 million)	6 (2.0 billion)	7 (390.3 million)

Taras Ivanenko#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)

Jai Jacob	6 (2.1 billion)	2 (44.2 million)	5 (2.0 billion)

Robin O. Jones#	4 (7.1 billion)	7 (656.3 million)	49 (6.7 billion)

Arif T. Joshi#	6 (941.5 million)	49 (6.3 billion)	29 (8.3 billion)

Yvette Klevan	3 (83.0 million)	10 (613.5 million)	20 (1.9 billion)

Andrew D. Lacey#	9 (10.2 billion)	10 (1.4 billion)	147 (6.3 billion)

Matthew Landy	3 (5.5 billion)**	9 (3.8 billion)**	17 (2.9 billion)**

Jay P. Leupp	4 (124.6 million)	none	6 (141.3 million)

Mark Little#	4 (7.1 billion)	7 (656.3 million)	49 (6.7 billion)

Jerry Liu	3 (133.4 million)	1 (10.6 million)	none

Ciprian Marin#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)

Stephen Marra	6 (2.1 billion)	2 (44.2 million)	5 (2.0 billion)

Kevin J. Matthews#	11 (8.3 billion)	12 (2.2 billion)	168 (14.0 billion)

Thomas M. McManus	none	2 (500 thousand)	12 (221 thousand)

Paul Moghtader#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)

John Mulquiney	3 (5.5 billion)**	9 (3.8 billion)**	17 (2.9 billion)**

Kevin O’Hare#	5 (850 million)	5 (238.2 million)	11 (2.6 billion)

Michael Powers#	11 (8.3 billion)	12 (2.2 billion)	168 (14.0 billion)

Ganesh Ramachandran#	2 (34.7 million)	2 (240.9 million)	1 (95.6 million)

Eulogio (Joe) Ramos	2 (415.4 million)	5 (496.0 million)	148 (2.9 billion)
49

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
John R. Reinsberg#	13 (12.4 billion)	17 (2.2 billion)	84 (13.1 billion)

Sean Reynolds#	12 (211.1 million)	29 (689.8 million)	16 (264.6 million)

Warryn Robertson#	3 (5.5 billion)**	12 (4.0 billion)**	28 (6.9 billion)**

Paul Rogers	3 (207.0 million)	5 (289.8 million)	8 (200.6 million)

Edward Rosenfeld#	1 (82.2 million)	8 (1.7 billion)	6 (767.5 million)

Stephen Russell	3 (207.0 million)	5 (289.8 million)	8 (200.6 million)

Patrick Ryan	5 (338.6 million)	11 (1.2 billion)	47 (2.3 billion)

Craig Scholl#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)

John R. Senesac Jr.	1 (103.2 million)	3 (448.2 million)	147 (2.8 billion)

Monika Shrestha#	7 (13.4 billion)	14 (6.3 billion)	68 (13.6 billion)

Denise S. Simon#	6 (941.5 million)	49 (6.3 billion)	29 (8.3 billion)

Ronald Temple#	10 (10.3 billion)	14 (1.6 billion)	153 (6.4 billion)

Kim Tilley	none	none	none

Susanne Willumsen#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)

Barnaby Wilson#	5 (281.5 million)	9 (615.6 million)	47 (2.7 billion)

*	As of December 31, 2016 unless otherwise noted.
**	As of June 30, 2017.
#	None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

(1)	Ms. Belitz and Mr. Ramachandran manage one other pooled investment vehicle with assets under management of approximately $238.4 million.
(2)	Messrs. Bennett, Fry, Matthews and Powers manage one registered investment company and one other account with assets under management of approximately $3.0 billion and $91.9 million, respectively.
(3)	Messrs. Bianco and Reynolds manage eight other pooled investment vehicles and eight other accounts with assets under management of $26.6 million and $153.1 million, respectively.
(4)	Messrs. Blake and Flood manage one registered investment company and two other accounts with assets under management of approximately $8.5 billion and $826.0 million, respectively.
(5)	Mr. Chopra and Ms. Shrestha manage four other accounts with assets under management of approximately $3.0 billion.
(6)	Mr. Donald manages one registered investment company and four other accounts with assets under management of approximately $3.0 billion and $3.0 billion, respectively.
(7)	Mr. Gillespie and Mr. O’Hare manage two other accounts with assets under management of approximately $2.1 billion.
(8)	Messrs. Ivanenko, Marin, Moghtader and Scholl and Ms. Willumsen manage one other pooled investment vehicle and three other accounts with assets under management of approximately $413.3 million and $960.4 million, respectively.
(9)	Messrs. Jones, Little and Wilson manage one other account with assets under management of approximately $266.4 million.
(10)	Mr. Joshi and Ms. Simon manage three other pooled investment vehicles and nine other accounts with assets under management of approximately $149.5 million and $4.6 billion, respectively.
(11)	Messrs. Lacey and Temple manage one registered investment company and one other account with assets under management of approximately $8.5 billion and $509.1 million, respectively.
(12)	Mr. Reinsberg manages two other accounts with assets under management of approximately $358.4 million.
(13)	Mr. Robertson manages two other accounts with assets under management of approximately $1.5 billion.
(14)	Mr. Rosenfeld manages one other pooled investment vehicle with assets under management of approximately $86.6 million.
##	Includes an aggregation of any Similar Accounts within managed account programs where the third party program
50

sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio’s strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio’s portfolio management team in respect of its management of the Portfolio is determined by reference to the corresponding indices listed below. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Portfolio	Index
Equity Concentrated Portfolio	S&P 500® Index
Strategic Equity Portfolio	S&P 500 Index
Small-Mid Cap Portfolio	Russell 2500® Index
International Equity Portfolio	MSCI Europe, Australasia and Far East (EAFE®) Index
International Equity Advantage Portfolio	MSCI EAFE Index
International Equity Concentrated Portfolio	MSCI All Country World Index ex-US
International Equity Select Portfolio	MSCI All Country World Index ex-US
International Strategic Portfolio	MSCI EAFE Index
International Small Cap Portfolio	MSCI EAFE Small Cap Index
Global Equity Select Portfolio	MSCI All Country World Index
Managed Portfolio	MSCI World Index
Global Strategic Portfolio	MSCI All Country World Index
Franchise Portfolio	MSCI World Index
Emerging Markets Core Portfolio	MSCI Emerging Markets Index
51

Emerging Markets Portfolio	MSCI Emerging Markets Index
Emerging Markets Advantage Portfolio	MSCI Emerging Markets Index
Developing Markets Portfolio	MSCI Emerging Markets Index
Emerging Markets Blend Portfolio	MSCI Emerging Markets Index
Emerging Markets Multi-Asset Portfolio	MSCI Emerging Markets Index
Emerging Markets Debt Portfolio	50% JPMorgan EMBI Global Diversified Index/ 50% JPMorgan GBI-EM Global Diversified Index
Emerging Markets Income Portfolio	JP Morgan Emerging Local Markets Plus Index
Explorer Total Return Portfolio	50% JPMorgan EMBI Global Diversified Index/ 50% JPMorgan GBI-EM Global Diversified Index
Corporate Income Portfolio	Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index
Short Duration Fixed Income Portfolio	Bank of America Merrill Lynch 1-3 Year Treasury Index
Global Fixed Income Portfolio	Bloomberg Barclays Global Aggregate Index
Global Listed Infrastructure Portfolio	FTSE Developed Core Infrastructure 50/50 Net Total Return Index
Realty Income Portfolio	50% Wells Fargo Hybrid and Preferred Securities REIT Index/ 50% FTSE NAREIT All Equity REITs Index
Realty Equity Portfolio	FTSE NAREIT All Equity REITs Index
Global Realty Portfolio	FTSE EPRA/NAREIT Global Index
Real Assets Portfolio	70% MSCI World (Hedged US) Index/ 30% Barclays World Inflation Linked Bonds (Hedged USD) Index
Long/Short Portfolio	S&P 500 Index
Enhanced Opportunities Portfolio	HFRX Global Hedge Fund Index
Capital Allocator Portfolio	MSCI World Index
Dynamic Portfolio	50% MSCI World Index/ 50% Bloomberg Barclays Global Aggregate Index

Ownership of Securities. As of December 31, 2016, the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares*

Equity Concentrated Portfolio
Christopher H. Blake	Over $1,000,000
Martin Flood	$100,001 - $500,000

Strategic Equity Portfolio
Christopher H. Blake	$100,001 - $500,000
Martin Flood	$50,001 - $100,000
Andrew D. Lacey	$1 - $10,000
Ronald Temple	$50,001 - $100,000

Small-Mid Cap Portfolio
Daniel Breslin	$100,001 - $500,000
Michael DeBernardis	$100,001 - $500,000
Martin Flood	$10,001 - $50,000

International Equity Portfolio
Michael G. Fry	None
Michael A. Bennett	$100,001 - $500,000
Kevin J. Matthews	$1 - $10,000
Michael Powers	$50,001 - $100,000
John R. Reinsberg	$100,001 - $500,000

International Equity Advantage Portfolio
Paul Moghtader	None
52

Portfolio/Portfolio Manager	Market Value of Shares*

Taras Ivanenko	$10,001 - $50,000
Ciprian Marin	None
Craig Scholl	$100,001 - $500,000
Susanne Willumsen	None

International Equity Concentrated Portfolio
Kevin J. Matthews	$500,001 - $1,000,000
Michael A. Bennett	None
Michael G. Fry	None
Michael Powers	$10,001 - $50,000
John R. Reinsberg	$10,001 - $50,000

International Equity Select Portfolio
Michael A. Bennett	$100,001 - $500,000
James M. Donald	None
Michael G. Fry	None
Kevin J. Matthews	$1 - $10,000
Michael Powers	$10,001 - $50,000
John R. Reinsberg	$10,001 - $50,000

International Strategic Portfolio
Michael A. Bennett	$100,001 - $500,000
Robin O. Jones	None
Mark Little	$10,001 - $50,000
John R. Reinsberg	Over $1,000,000

International Small Cap Portfolio
Alex Ingham	None
John R. Reinsberg	$100,001 - $500,000
Edward Rosenfeld	$1 - $10,000

Global Equity Select Portfolio
Martin Flood	$10,001 - $50,000
Louis Florentin-Lee	None
Andrew D. Lacey	Over $1,000,000
Patrick Ryan	None
Ronald Temple	Over $1,000,000
Barnaby Wilson	None

Managed Portfolio
Paul Moghtader	$50,001 - $100,000
Taras Ivanenko	$50,001 - $100,000
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None

Global Strategic Portfolio
Robin O. Jones	$500,001 - $1,000,000
Mark Little	$500,001 - $1,000,000
John R. Reinsberg	$10,001 - $50,000
Barnaby Wilson	$50,001 - $100,000

Emerging Markets Core Portfolio
Thomas Boyle	$10,001 - $50,000
53

Portfolio/Portfolio Manager	Market Value of Shares*

Paul Rogers	$100,001 - $500,000
Stephen Russell	$1 - $10,000

Emerging Markets Portfolio
James M. Donald	$500,001 - $1,000,000
Rohit Chopra	$100,001 - $500,000
John R. Reinsberg	$100,001 - $500,000
Monika Shrestha	$100,001 - $500,000

Emerging Markets Advantage Portfolio
Paul Moghtader	None
Taras Ivanenko	$10,001 - $50,000
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None

Developing Markets Portfolio
James M. Donald	None
Peter Gillespie	Over $1,000,000
Kevin O’Hare	$100,001 - $500,000
John R. Reinsberg	$100,001 - $500,000

Emerging Markets Blend Portfolio
James M. Donald	Over $1,000,000
Jai Jacob	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000

Emerging Markets Multi-Asset Portfolio
James M. Donald	None
Jai Jacob	$50,001 - $100,000
Stephen Marra	$1 - $10,000

Emerging Markets Debt Portfolio
Arif T. Joshi	$1 - $10,000
Denise S. Simon	$100,001 - $500,000

Emerging Markets Income Portfolio
Ardra Belitz	None
Ganesh Ramachandran	None

Explorer Total Return Portfolio
Arif T. Joshi	$1 - $10,000
Denise S. Simon	$100,001 - $500,000

Corporate Income Portfolio
Eulogio Ramos	$500,001 - $1,000,000

Short Duration Fixed Income
Eulogio Ramos	$10,001 - $50,000
John R. Senesac, Jr.	$100,001 - $500,000
George Grimbilas	$100,001 - $500,000
54

Portfolio/Portfolio Manager	Market Value of Shares*

Global Fixed Income Portfolio
Jared Daniels	$100,001 - $500,000
Yvette Klevan	$100,001 - $500,000

Global Listed Infrastructure Portfolio
Matthew Landy	$100,001 - $500,000
John Mulquiney	$10,001 - $50,000
Warryn Robertson	$100,001 - $500,000

Realty Income Portfolio
Jay P. Leupp	Over $1,000,000
Guatam Garg	$10,001 - $50,000

Realty Equity Portfolio
Jay P. Leupp	$100,001 - $500,000
Guatam Garg	None

Global Realty Portfolio
Jay P. Leupp	$500,001 - $1,000,000
Guatam Garg	None

Real Assets Portfolio
Jai Jacob	None
Stephen Marra	None

Long/Short Portfolio
Dmitri Batsev	$500,001 - $1,000,000
Jerry Liu	Over $1,000,000
Martin Flood	$50,001 - $100,000

Enhanced Opportunities Portfolio
Sean Reynolds	None
Frank Bianco	None

Capital Allocator Portfolio
Jai Jacob	None
Stephen Marra	None
Thomas McManus	$10,001 - $50,000
Kim Tilley	$10,001 - $50,000

Dynamic Portfolio
Jai Jacob	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000

*	A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under deferred compensations arrangement described above.

As of March 31, 2017, the portfolio managers owned the following shares of the Portfolios:

55

Portfolio/Portfolio Manager	Market Value of Shares*

Equity Concentrated Portfolio
Christopher H. Blake	Over $1,000,000
Martin Flood	$100,001 - $500,000

Strategic Equity Portfolio
Christopher H. Blake	$100,001 - $500,000
Martin Flood	$50,001 - $100,000
Andrew D. Lacey	$1 - $10,000
Ronald Temple	$100,001 - $500,000

Small-Mid Cap Portfolio
Daniel Breslin	$100,001 - $500,000
Michael DeBernardis	$100,001 - $500,000
Martin Flood	$10,001 - $50,000

International Equity Portfolio
Michael G. Fry	$100,001 - $500,000
Michael A. Bennett	$100,001 - $500,000
Kevin J. Matthews	$1 - $10,000
Michael Powers	$50,001 - $100,000
John R. Reinsberg	$100,001 - $500,000

International Equity Advantage Portfolio
Paul Moghtader	None
Taras Ivanenko	$10,001 - $50,000
Ciprian Marin	None
Craig Scholl	$100,001 - $500,000
Susanne Willumsen	None

International Equity Concentrated Portfolio
Kevin J. Matthews	$500,001 - $1,000,000
Michael A. Bennett	None
Michael G. Fry	None
Michael Powers	$10,001 - $50,000
John R. Reinsberg	$50,001 - $100,000

International Equity Select Portfolio
Michael A. Bennett	$100,001 - $500,000
James M. Donald	None
Michael G. Fry	None
Kevin J. Matthews	$1 - $10,000
Michael Powers	$100,001 - $500,000
John R. Reinsberg	None

International Strategic Portfolio
Michael A. Bennett	$100,001 - $500,000
Robin O. Jones	None
Mark Little	$10,001 - $50,000
John R. Reinsberg	Over $1,000,000

International Small Cap Portfolio
Alex Ingham	None
John R. Reinsberg	$100,001 - $500,000
Edward Rosenfeld	$1 - $10,000
56

Portfolio/Portfolio Manager	Market Value of Shares*

Global Equity Select Portfolio
Martin Flood	$10,001 - $50,000
Louis Florentin-Lee	None
Andrew D. Lacey	Over $1,000,000
Patrick Ryan	None
Ronald Temple	$500,001 - $1,000,000
Barnaby Wilson	None

Managed Portfolio
Paul Moghtader	$50,001 - $100,000
Taras Ivanenko	$50,001 - $100,000
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None

Global Strategic Portfolio
Robin O. Jones	$100,001 - $500,000
Mark Little	$500,001 - $1,000,000
John R. Reinsberg	$50,001 - $100,000
Barnaby Wilson	$100,001 - $500,000

Franchise Portfolio
Matthew Landy	None**
Bertrand Cliquet	None**
John Mulquiney	None**
Warryn Robertson	None**

Emerging Markets Core Portfolio
Thomas Boyle	$50,001 - $100,000
Paul Rogers	$100,001 - $500,000
Stephen Russell	$1 - $10,000

Emerging Markets Portfolio
James M. Donald	$500,001 - $1,000,000
Rohit Chopra	$100,001 - $500,000
John R. Reinsberg	$100,001 - $500,000
Monika Shrestha	$10,001 - $50,000

Emerging Markets Advantage Portfolio
Paul Moghtader	None
Taras Ivanenko	$10,001 - $50,000
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None

Developing Markets Portfolio
James M. Donald	None
Peter Gillespie	Over $1,000,000
Kevin O’Hare	$100,001 - $500,000
John R. Reinsberg	$100,001 - $500,000

57

Portfolio/Portfolio Manager	Market Value of Shares*

Emerging Markets Blend Portfolio
James M. Donald	Over $1,000,000
Jai Jacob	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000

Emerging Markets Multi-Asset Portfolio
James M. Donald	None
Jai Jacob	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000

Emerging Markets Debt Portfolio
Arif T. Joshi	$1 - $10,000
Denise S. Simon	$100,001 - $500,000

Emerging Markets Income Portfolio
Ardra Belitz	None
Ganesh Ramachandran	None

Explorer Total Return Portfolio
Arif T. Joshi	$1 - $10,000
Denise S. Simon	$100,001 - $500,000

Corporate Income Portfolio
Jeffrey Clarke***	$1 - $10,000
Eulogio Ramos	$500,001 - $1,000,000

Short Duration Fixed Income
Eulogio Ramos	$10,001 - $50,000
John R. Senesac, Jr.	$50,001 - $100,000
George Grimbilas	$100,001 - $500,000

Global Fixed Income Portfolio
Jared Daniels	$50,001 - $100,000
Yvette Klevan	$100,001 - $500,000

Global Listed Infrastructure Portfolio
Matthew Landy	$100,001 - $500,000
John Mulquiney	None
Warryn Robertson	$100,001 - $500,000

Realty Income Portfolio
Jay P. Leupp	$1,000,000
Guatam Garg	$10,001 - $50,000

Realty Equity Portfolio
Jay P. Leupp	$100,001 - $500,000
Guatam Garg	$10,001 - $50,000

Global Realty Portfolio
Jay P. Leupp	$500,001 - $1,000,000
Guatam Garg	$50,001 - $100,000
58

Portfolio/Portfolio Manager	Market Value of Shares*

Real Assets Portfolio
Jai Jacob	$10,001 - $50,000
Stephen Marra	$1 - $10,000

Long/Short Portfolio
Dmitri Batsev	$500,001 - $1,000,000
Jerry Liu	Over $1,000,000
Martin Flood	$50,001 - $100,000

Enhanced Opportunities Portfolio
Sean Reynolds	None
Frank Bianco	None

Capital Allocator Portfolio
Jai Jacob	$10,001 - $50,000
Stephen Marra	$1 - $10,000
Thomas McManus	$10,001 - $50,000
Kim Tilley	$1 - $10,000

Dynamic Portfolio
Jai Jacob	$100,001 - $500,000
Stephen Marra	$50,001 - $100,000

*	A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under deferred compensations arrangement described above.
**	As of September 29, 2017.
***	As of June 30, 2017.

Investment Manager and Investment Management Agreement

Portfolio managers may own shares of non-US mutual funds or other pooled investment vehicles or have separate accounts advised by the Investment Manager that pursue substantially similar strategies to those of the Portfolios.

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the “Management Agreement”) with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard Ltd (collectively with the Investment Manager and its other affiliates, “Lazard”), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios’ investments and assists in the overall management of the Fund’s affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager’s

59

members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth in the Prospectus.

As described in the Prospectus, the Investment Manager has agreed to waive its management fees and, if necessary, reimburse each Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed a percentage of the value of the Portfolio’s average daily net assets (shown in the Prospectus), exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N1-A) and extraordinary expenses.

For the fiscal years ended December 31, 2014, 2015 and 2016, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2014	Fee Payable For Fiscal Year Ended December 31, 2015	Fee Payable For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$ 1,929,719	$ 4,058,477	$7,826,115
Strategic Equity Portfolio	908,862	960,903	$760,939
Small-Mid Cap Portfolio	2,337,362	1,542,843	$1,513,604
International Equity Portfolio	2,247,320	4,555,068	$11,998,666
International Equity Advantage Portfolio	—	7,256	$12,359
International Equity Concentrated Portfolio	15,315	118,833	$136,875
International Equity Select Portfolio	170,785	162,604	$191,609
International Strategic Portfolio	33,672,636	47,550,158	$54,954,509
International Small Cap Portfolio	531,695	700,134	$764,409
Global Equity Select Portfolio	76,803	145,377	$212,820
Managed Portfolio	—	7,881	$15,181
Global Strategic Portfolio	15,393	79,373	$160,786
Emerging Markets Core Portfolio	293,507	630,616	$1,171,857
Emerging Markets Portfolio	148,988,545	126,245,785	$103,749,734
Emerging Markets Advantage Portfolio	—	13,719	$24,775
Developing Markets Portfolio	5,272,824	4,060,686	$2,725,785
Emerging Markets Blend Portfolio	6,637,063	4,769,825	$2,802,328
Emerging Markets Multi-Asset Portfolio	2,460,060	1,796,459	$1,806,973
Emerging Markets Debt Portfolio	2,572,189	2,919,300	$2,030,226
Emerging Markets Income Portfolio	23,225	75,715	$83,897
Explorer Total Return Portfolio	1,362,045	2,560,296	$2,470,627
Corporate Income Portfolio	1,049,293	1,244,802	$1,470,817
Short Duration Fixed Income Portfolio	232,170	278,964	$253,236
Global Fixed Income Portfolio	30,108	30,573	$26,587
Global Listed Infrastructure Portfolio	10,905,295	19,163,544	$26,881,058
Realty Income Portfolio	1,041,790	941,643	$405,391
60

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2014	Fee Payable For Fiscal Year Ended December 31, 2015	Fee Payable For Fiscal Year Ended December 31, 2016
Realty Equity Portfolio	676,430	842,568	$704,624
Global Realty Portfolio	72,574	47,951	$43,370
Real Assets Portfolio	—	—	—
Long/Short Portfolio	119,484	1,691,292	$3,301,471
Enhanced Opportunities Portfolio	—	70,640	$280,894
Capital Allocator Portfolio	2,111,228	1,748,920	$1,527,076
Dynamic Portfolio	—	—	$122,232

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2014	Reduction in Fee For Fiscal Year Ended December 31, 2015	Reduction in Fee For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$ 6,710	—	$4,921
Strategic Equity Portfolio	218,777	$ 239,097	$234,505
Small-Mid Cap Portfolio	—	—	—
International Equity Portfolio	—	112,872	$27,955
International Equity Advantage Portfolio	—	141,739	$224,867
International Equity Concentrated Portfolio	99,256	241,770	$182,998
International Equity Select Portfolio	200,497	237,366	$199,186
International Strategic Portfolio	—	—	$12,436
International Small Cap Portfolio	11,562	—	—
Global Equity Select Portfolio	302,655	194,274	$182,416
Managed Portfolio	—	152,852	$237,025
Global Strategic Portfolio	100,063	244,740	$169,069
Emerging Markets Core Portfolio	280,801	152,171	$17,669
Emerging Markets Portfolio	—	—	$7,403
Emerging Markets Advantage Portfolio	—	152,588	$239,336
Developing Markets Portfolio	—	—	$2,324
Emerging Markets Blend Portfolio	35,913	—	$19,287
Emerging Markets Multi-Asset Portfolio	11,782	49,381	$14,523
Emerging Markets Debt Portfolio	11,014	12,130	$15,939
Emerging Markets Income Portfolio	136,885	186,622	$168,688
Explorer Total Return Portfolio	100,048	8,378	$11,668
Corporate Income Portfolio	324,936	333,180	$385,436
Short Duration Fixed Income Portfolio	122,625	101,871	$113,345
Global Fixed Income Portfolio	193,739	209,664	$203,884
Global Listed Infrastructure Portfolio	—	—	—
Realty Income Portfolio	—	—	$85,494
Realty Equity Portfolio	66,720	9,501	$14,690
Global Realty Portfolio	206,771	208,265	$204,996
Real Assets Portfolio	—	—	$28,568
Long/Short Portfolio	179,285	49,540	—
Enhanced Opportunities Portfolio	9,266	576,230	$357,381
Capital Allocator Portfolio	296,024	292,442	$265,685
Dynamic Portfolio	—	—	$221,998
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Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2014	Net Fee Paid For Fiscal Year Ended December 31, 2015	Net Fee Paid For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$ 1,923,009	$ 4,058,477	$7,821,194
Strategic Equity Portfolio	690,085	721,806	$526,434
Small-Mid Cap Portfolio	2,337,362	1,542,843	$1,513,604
International Equity Portfolio	2,247,320	4,442,196	$11,970,711
International Equity Advantage Portfolio	—	(134,483)	(212,508)
International Equity Concentrated Portfolio	(83,941)	(122,937)	(46,123)
International Equity Select Portfolio	(29,712)	(74,762)	(7,577)
International Strategic Portfolio	33,672,636	47,550,158	$54,942,073
International Small Cap Portfolio	520,133	700,134	$764,409
Global Equity Select Portfolio	(225,852)	(48,897)	$30,404
Managed Portfolio	—	(144,971)	(221,844)
Global Strategic Portfolio	(84,670)	(165,367)	(8,283)
Emerging Markets Core Portfolio	12,706	478,445	$1,154,188
Emerging Markets Portfolio	148,988,545	126,245,785	$103,742,331
Emerging Markets Advantage Portfolio	—	(138,869)	(214,591)
Developing Markets Portfolio	5,272,824	4,060,686	$2,723,461
Emerging Markets Blend Portfolio	6,601,150	4,769,825	$2,783,041
Emerging Markets Multi-Asset Portfolio	2,448,278	1,747,078	$2,014,287
Emerging Markets Debt Portfolio	2,561,175	2,907,170	(84,791)
Emerging Markets Income Portfolio	(113,660)	(110,907)	$2,458,959
Explorer Total Return Portfolio	1,261,995	2,551,920	$1,085,381
Corporate Income Portfolio	724,357	911,622	$1,085,381
Short Duration Fixed Income Portfolio	109,545	177,093	139,891
Global Fixed Income Portfolio	(163,631)	(179,091)	(177,297)
Global Listed Infrastructure Portfolio	10,905,295	19,163,544	$26,881,058
Realty Income Portfolio	1,041,790	941,643	$319,897
Realty Equity Portfolio	609,710	833,067	$689,934
Global Realty Portfolio	(134,197)	(160,314)	(161,626)
Real Assets Portfolio	—	—	(28,568)
Long/Short Portfolio	(59,801)	1,641,752	$3,301,471
Enhanced Opportunities Portfolio	(9,266)	(505,590)	(76,487)
Capital Allocator Portfolio	1,815,204	1,456,478	$1,261,391
Dynamic Portfolio	—	—	(99,766)

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See “Distribution and Servicing Arrangements.”

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As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund’s proxies in accordance with the Investment Manager’s proxy voting policy, which is attached as Appendix B (the “Proxy Voting Policy”).

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Investment Manager would vote the proxy in accordance with the principles set forth in the Proxy Voting Policy, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

The Fund has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), One Iron Street, Boston, Massachusetts 02210, to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million.

State Street also acts as the Fund’s custodian. As the Fund’s custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio’s assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8154, Boston, Massachusetts 02266-8154, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

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Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio’s shares and conducts a continuous offering pursuant to a “best efforts” arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

Determination of Net Asset Value

The net asset value (“NAV”) per share for each Class of each Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NYSE is ordinarily closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices

64

of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Portfolio Transactions

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios’ securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund’s Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

The portfolio turnover in the International Equity Advantage Portfolio was elevated in 2016 due to the Portfolio commencing operations in the previous year. The portfolio turnover in the International Equity Select Portfolio was elevated in 2014 due to large outflows relative to the Portfolio’s assets. The portfolio turnover for the International Equity Concentrated Portfolio was elevated in 2015 and 2016 due to the Portfolio commencing operations in 2014. The portfolio turnover in the Managed Portfolio was elevated in 2016 due to the Portfolio commencing operations in the previous year. The portfolio turnover in the Emerging Markets Debt Portfolio was elevated in 2014 due to active allocation and investment decisions in a volatile market. The portfolio turnover for the Explorer Total Portfolio was elevated in 2015 due to active allocation and investment decisions in a volatile market. The portfolio turnover in the Short Duration Fixed Income Portfolio was lower in 2014 and 2015 than in 2016 as a result of

65

changes in portfolio duration due to the Federal Reserve’s monetary policy tightening agenda. The portfolio turnover in the Enhanced Opportunities Portfolios was lower in 2016 than in 2014 and 2015 as a result of volatile fund flows.

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2016:

Portfolio	Broker/Dealer	Value on December 31, 2016 (in $000s)

Equity Concentrated Portfolio	State Street Bank and Trust Company	95,590

Strategic Equity Portfolio	State Street Bank and Trust Company	2,187
	The Charles Schwab Corp.	1,505
	Bank of America NA	3,190

Small-Mid Cap Portfolio	State Street Bank and Trust Company	5,098

International Equity Portfolio	State Street Bank and Trust Company	153,374
	National Bank of Canada	49,078

International Equity Advantage Portfolio	Erste Group Bank AG	7
	BNP Paribas SA	35
	Societe Generale SA	29
	State Street Bank and Trust Company	46,381
	Mitsubishi UFJ Financial Group, Inc.	45
	HSBC Holdings PLC	10
	Banco Santander SA	42
	Banco Bilbao Vizcaya Argentaria SA	12

International Equity Concentrated Portfolio	National Bank of Canada	668
	State Street Bank and Trust Company	579

International Equity Select Portfolio	State Street Bank and Trust Company	1,572

International Strategic Portfolio	State Street Bank and Trust Company	123,102
	National Bank of Canada	76,967

International Small Cap Portfolio	State Street Bank and Trust Company	2.314

Global Equity Select Portfolio	State Street Bank and Trust Company	1,626
	Bank of America Corporation	472
	The Charles Schwab Corp.	469

Managed Portfolio	Danske Bank	6
	State Street Bank and Trust Company	13
	Canadian Imperial Bank of Commerce	42

Global Strategic Portfolio	State Street Bank and Trust Company	660
	Bank of America Corporation	301
	Wells Fargo & Co.	298
	The Charles Schwab Corp.	349

Emerging Markets Core Portfolio	State Street Bank and Trust Company	473
	Industrial & Commercial Bank of China, Ltd., Class H	3,838
	Standard Bank Group, Ltd.	110,431
66

Portfolio	Broker/Dealer	Value on December 31, 2016 (in $000s)
Emerging Markets Portfolio	State Street Bank and Trust Company	440,667
	Shinhan Financial Group Co. Ltd.	184,418
	Industrial & Commercial Bank of China, Ltd., Class H	39

Emerging Markets Advantage Portfolio	State Street Bank and Trust Company	1
	Standard Bank Group, Ltd.	21

Developing Markets Portfolio	State Street Bank and Trust Company	3,851
	Standard Bank Group, Ltd.	2,270

Emerging Markets Blend Portfolio	State Street Bank and Trust Company	11,475
	Standard Bank Group, Ltd.	2,094

Emerging Markets Multi-Asset Portfolio	State Street Bank and Trust Company	23,737
	Industrial & Commercial Bank of China, Ltd., Class H	350
	Standard Bank Ground, Ltd.	731

Emerging Markets Debt Portfolio	State Street Bank and Trust Company	20,543

Emerging Markets Income Portfolio	State Street Bank and Trust Company	888

Explorer Total Return Portfolio	State Street Bank and Trust Company	66,660

Corporate Income Portfolio	State Street Bank and Trust Company	6,992

Short Duration Fixed Income Portfolio	Citigroup, Inc.	2,629
	Goldman Sachs & Co.	3,851
	JPMorgan Chase & Co.	3,631
	Morgan Stanley	4,006
	State Street Bank and Trust Company	2,187
	Bank of America NA	4,237
	Wells Fargo Bank N.A.	2,373

Global Fixed Income Portfolio	Goldman Sachs & Co.	94
	State Street Bank and Trust Company	206
	The Toronto-Dominion Bank	90
	Citigroup Inc.	69
	JP Morgan Chase & Co.	48
	Wells Fargo & Co.	25

Global Listed Infrastructure Portfolio	State Street Bank and Trust Company	223,433

Realty Income Portfolio	None	None

Realty Equity Portfolio	State Street Bank and Trust Company	845

Global Realty Portfolio	State Street Bank and Trust Company	103
67

Portfolio	Broker/Dealer	Value on December 31, 2016 (in $000s)
Real Assets Portfolio	Canadian Imperial Bank of Commerce	26
	Royal Bank of Canada	37
	The Toronto-Dominion Bank	36

Long/Short Portfolio	State Street Bank and Trust Company	76,605
	Bank of America NA	4,066
	The Charles Schwab Corp.	4,624

Enhanced Opportunities Portfolio	State Street Bank and Trust Company	3,314

Capital Allocator Portfolio	State Street Bank and Trust Company	44,966

Dynamic Portfolio	State Street Bank and Trust Company	1,107
	Banco Santander SA	270
	Canadian Imperial Bank of Commerce	232
	Danke Bank A/S	19
	BNP Paribas SA	175
	Mitsubishi UFJ Financial Group, Inc.	114
	Wells Fargo & Co.	145
	Wells Fargo Canada Corp.	39
	The Goldman Sachs Group, Inc.	215
	Morgan Stanley	167
	The Toronto-Dominion Bank	125
	The Charles Schwab Corp.	163
	Piper Jaffray Cos.	74
	JPMorgan Chase & Co.	439
	Citigroup Inc.	333
	Bank of America Corp.	267

Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund’s custodian for valuation purposes.

Any research received in respect of a Portfolio’s brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2014, 2015 and 2016, each Portfolio indicated below paid brokerage commissions as follows:

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 Year Ended December 31, 2014

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$ 320,653	–	–	–
Strategic Equity Portfolio	113,339	–	–	–
Small-Mid Cap Portfolio	490,529	–	–	–
International Equity Portfolio	357,328	–	–	–
International Equity Concentrated Portfolio	10,518	–	–	–
International Equity Select Portfolio	32,187	–	–	–
International Strategic Portfolio	4,889,746	–	–	–
International Small Cap Portfolio	72,430	–	–	–
Global Equity Select Portfolio	11,960	–	–	–
Global Strategic Portfolio	3,918	–	–	–
Emerging Markets Core Equity Portfolio	76,628	–	–	–
Emerging Markets Portfolio	6,280,484	–	–	–
Developing Markets Portfolio	880,109	–	–	–
Emerging Markets Blend Portfolio	884,598	–	–	–
Emerging Markets Multi-Asset Portfolio	255,736	–	–	–
Emerging Markets Debt Portfolio	14,998	–	–	–
Emerging Markets Income Portfolio	–	–	–	–
Explorer Total Return Portfolio	–	–	–	–
Corporate Income Portfolio	–	–	–	–
Short Duration Fixed Income Portfolio	–	–	–	–
Global Fixed Income Portfolio	–	–	–	–
Global Listed Infrastructure Portfolio	1,793,506	–	–	–
Realty Income Portfolio	158,010	–	–	–
Realty Equity Portfolio	64,423	–	–	–
Global Realty Portfolio	13,410	–	–	–
Long/Short Portfolio	34,168	–	–	–
Enhanced Opportunities Portfolio	–	–	–	–
Capital Allocator Portfolio	–	–	–	–

Year Ended December 31, 2015

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$ 638,313	–	–	–
Strategic Equity Portfolio	126,902	–	–	–
Small-Mid Cap Portfolio	264,477	–	–	–
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Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard
International Equity Portfolio	575,807	–	–	–
International Equity Advantage Portfolio	2,172	–	–	–
International Equity Concentrated Portfolio	24,157	–	–	–
International Equity Select Portfolio	22,712	–	–	–
International Strategic Portfolio	6,041,189	–	–	–
International Small Cap Portfolio	104,064	–	–	–
Global Equity Select Portfolio	15,130	–	–	–
Managed Portfolio	2,171	–	–	–
Global Strategic Portfolio	9,723	–	–	–
Emerging Markets Core Equity Portfolio	126,432	–	–	–
Emerging Markets Portfolio	6,892,569	–	–	–
Emerging Markets Advantage Portfolio	3,995	–	–	–
Developing Markets Portfolio	777,810	–	–	–
Emerging Markets Blend Portfolio	677,099	–	–	–
Emerging Markets Multi-Asset Portfolio	150,746	–	–	–
Emerging Markets Debt Portfolio	8,700	–	–	–
Emerging Markets Income Portfolio	–	–	–	–
Explorer Total Return Portfolio	–	–	–	–
Corporate Income Portfolio	–	–	–	–
Short Duration Fixed Income Portfolio	–	–	–	–
Global Fixed Income Portfolio	–	–	–	–
Global Listed Infrastructure Portfolio	2,124,689	–	–	–
Realty Income Portfolio	208,133	–	–	–
Realty Equity Portfolio	49,388	–	–	–
Global Realty Portfolio	4,315	–	–	–
Long/Short Portfolio	222,434	–	–	–
Enhanced Opportunities Portfolio	4,787	–	–	–
Capital Allocator Portfolio	400,054	–	–	–

Year Ended December 31, 2016

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$ 941,812	–	–	–
Strategic Equity Portfolio	85,106	–	–	–
Small-Mid Cap Portfolio	240,216	–	–	–
International Equity Portfolio	1,747,342	–	–	–
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Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard
International Equity Advantage Portfolio	2,418	–	–	–
International Equity Concentrated Portfolio	22,000	–	–	–
International Equity Select Portfolio	23,139	–	–	–
International Strategic Portfolio	6,718,555	–	–	–
International Small Cap Portfolio	129,267	–	–	–
Global Equity Select Portfolio	16,836	–	–	–
Managed Portfolio	2,513	–	–	–
Global Strategic Portfolio	19,166	–	–	–
Emerging Markets Core Equity Portfolio	216,410	–	–	–
Emerging Markets Portfolio	4,545,800	–	–	–
Emerging Markets Advantage Portfolio	3,637	–	–	–
Developing Markets Portfolio	634,070	–	–	–
Emerging Markets Blend Portfolio	387,078	–	–	–
Emerging Markets Multi-Asset Portfolio	188,248	–	–	–
Emerging Markets Debt Portfolio	18	–	–	–
Emerging Markets Income Portfolio	–	–	–	–
Explorer Total Return Portfolio	28	–	–	–
Corporate Income Portfolio	–	–	–	–
Short Duration Fixed Income Portfolio	–	–	–	–
Global Fixed Income Portfolio	–	–	–	–
Global Listed Infrastructure Portfolio	2,237,362	–	–	–
Realty Income Portfolio	92,906	–	–	–
Realty Equity Portfolio	48,407	–	–	–
Global Realty Portfolio	3022	–	–	–
Real Assets Portfolio	–	–	–	–
Long/Short Portfolio	455,256	–	–	–
Enhanced Opportunities Portfolio	9,756	–	–	–
Capital Allocator Portfolio	402,264	–	–	–
Dynamic Portfolio	19,720

The aggregate amount of transactions during the fiscal year ended December 31, 2016 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions
Equity Concentrated Portfolio	$ 207,636,443	941,811
Strategic Equity Portfolio	175,571,188	85,105
Small-Mid Cap Portfolio	373,339,070	240,216
International Equity Portfolio	2,589,935,371	1,747,341
International Equity Advantage Portfolio	3,768,711	2,418
International Equity Concentrated Portfolio	28,688,100	21,999
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Portfolio	Transaction Amount	Commissions
International Equity Select Portfolio	29,296,095	23,139
International Strategic Portfolio	7,026,033,902	6,718,555
International Small Cap Portfolio	142,213,086	129,267
Global Equity Select Portfolio	29,210,986	16,835
Managed Portfolio	4,775,461	2,512
Global Strategic Portfolio	33,691,972	19,165
Emerging Markets Core Equity Portfolio	161,825,399	216,410
Emerging Markets Portfolio	2,934,573,973	4,545,799
Emerging Markets Advantage Portfolio	3,545,897	3,636
Developing Markets Portfolio	494,480,150	634,070
Emerging Markets Blend Portfolio	296,572,586	387,078
Emerging Markets Multi-Asset Portfolio	159,438,374	188,247
Emerging Markets Debt Portfolio	179,062	18
Emerging Markets Income Portfolio	–	–
Explorer Total Return Portfolio	270,919	28
Corporate Income Portfolio	–	–
Short Duration Fixed Income Portfolio	–	–
Global Fixed Income Portfolio	–	–
Global Listed Infrastructure Portfolio	2,576,935,107	2,237,361
Realty Income Portfolio	113,732,222	92,906
Realty Equity Portfolio	91,358,730	48,406
Global Realty Portfolio	5,226,726	3,022
Real Assets Portfolio	–	–
Long/Short Portfolio	1,051,572,422	455,256
Enhanced Opportunities Portfolio	17,314,635	9,756
Capital Allocator Portfolio	583,981,423	402,264
Dynamic Portfolio	60,032,931	19,720

The variance in commissions paid by the Equity Concentrated Portfolio in fiscal year 2014 as compared to fiscal year 2016 is primarily due to increasing assets. The variance in commissions paid by the International Equity Portfolio in fiscal years 2014 and 2015 as compared to fiscal year 2016 is primarily due to increasing assets. The variance in commissions paid by the Emerging Markets Core Equity in fiscal year 2014 as compared to fiscal year 2016 is primarily due to increasing assets. The variance in commissions paid by the Fundamental Long/Short Portfolio in fiscal year 2014 as compared to fiscal year 2016 is primarily due to the Portfolio commencing operations in 2014. The variance in commissions paid by the Fundamental Long/Short Portfolio in fiscal year 2015 as compared to fiscal year 2016 is primarily due to an increase in portfolio turnover.

Disclosure of Portfolio Holdings

Policy

It is the policy of the Fund to protect the confidentiality of the Portfolios’ holdings and prevent the selective disclosure of non-public portfolio holdings. The Fund will publicly disclose the Portfolios’ holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, no earlier than 10 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

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Additional Disclosure of Portfolio Holdings

In accordance with the foregoing, the Fund provides portfolio holdings to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. Such service providers currently include the Fund’s investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg, BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated, FactSet Research Systems Inc. and Glass, Lewis & Co. Service providers receive portfolio holdings at a frequency appropriate to their services, which may be as frequently as daily, and such information may be current as of the business day provided. No compensation is paid in consideration of receiving such information. Disclosure of portfolio holdings may be authorized only by the Fund’s Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. Any violations of the Fund’s portfolio holdings disclosure policy are reported to the Board.

Portfolio Characteristics

Concurrent with or subsequent to the quarterly public disclosure of portfolio holdings, from time to time the Fund may make available certain unpublished portfolio characteristics (aggregated, statistical-type information that is not security-specific) including but without limitation allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, to parties who request it. Such information is provided when the Fund’s Chief Compliance Officer reasonably believes that the disclosure of such information would not present material risks of inappropriate arbitrage, market timing, insider trading or other prohibited trading with respect to a Portfolio. Such information, if provided, will be made available to any person upon request.

Investment Manager’s Multi-Asset Strategies

The Investment Manager currently manages certain investment strategies that allocate assets among various asset classes (“Multi-Asset”). Using these strategies, the Investment Manager’s Multi-Asset portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including allocating assets to a Portfolio’s strategy or a similar strategy managed by a Portfolio’s portfolio management team. For example, the emerging market Multi-Asset strategy may allocate assets to certain emerging market-related strategies managed by the portfolios managers of the Fund’s emerging market-related Portfolios. The Investment Manager’s Multi-Asset portfolio management team will allocate assets to a Portfolio or a related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client’s account. In making these allocation decisions, the Multi-Asset portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios’ portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi-Asset portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

Certain Portfolios are managed by allocation between or among investment strategies managed by the Investment Manager. Quarterly performance of the investment strategies comprising these Portfolios’ investments is available to Portfolio shareholders on request by calling (800) 823-6300.

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How to Buy and How to Sell Shares

General

Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

Each Portfolio may, in its discretion, accept securities in payment for shares of the Portfolio. Securities may be accepted in payment for shares only if the securities are, in the judgment of the Investment Manager, appropriate investments for the Portfolio. In addition, securities accepted in payment for Portfolio shares must meet the Portfolio’s investment objective and policies and be acquired by the Portfolio for investment and not for resale. A Portfolio or the Investment Manager may impose additional conditions on accepting securities in payment for Portfolio shares. The contribution of securities to the Portfolio may be a taxable transaction to the shareholder.

Purchases through the Transfer Agent

Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Service Agents

The Fund has authorized one or more brokers and other financial intermediaries (“Service Agents”) to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent’s authorized designee, accepts the order. Customer orders will be priced at the respective Portfolio’s net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

Exchange Privileges and Conversion Features

The Fund may, in its discretion, accept requests by a shareholder or Service Agent to exchange or convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio, or to exchange shares of one class of a Portfolio into shares of the same class of another Portfolio. Exchange or conversion requests from one class of Portfolio shares for a different class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Fund’s behalf purchase and redemption orders in the class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

Redemption Commitment

The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio’s investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

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Suspension of Redemptions

The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Portfolio’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio’s shareholders.

Distribution and Servicing Arrangements

Distribution and Servicing Plan for Open Shares

Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund’s Board pursuant to Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio’s Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio’s Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a “service fee” as defined in Conduct Rules of FINRA. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. In certain cases, the Distributor may retain a portion of the fees paid by the Fund under the Distribution and Servicing Plan including, for example, where the Distributor is the named broker-dealer for an investment through an intermediary. Additionally, in most cases, Service Agents and other intermediaries provide invoices to the Distributor for distribution and servicing fees owed. To the extent such invoices reflect fees that are lower than what the Distributor has calculated, the Distributor retains any difference. However, each Portfolio ordinarily can be expected to pay less in aggregate fees pursuant to the Distribution and Servicing Plan than is charged in the aggregate by Service Agents and other intermediaries whose clients are invested in the Portfolio, with the difference paid by the Distributor, the Investment Manager or their affiliates. The Fund’s Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Open Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders’ approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio’s Open Shares.

For the fiscal year ended December 31, 2016, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

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Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$ 288,826
Strategic Equity Portfolio	3,493
Small-Mid Cap Portfolio	83,768
International Equity Portfolio	1,071,323
International Equity Advantage Portfolio	229
International Equity Concentrated Portfolio	335
International Equity Select Portfolio	5,467
International Strategic Portfolio	4,603,269
International Small Cap Portfolio	141,905
Global Equity Select Portfolio	931
Managed Portfolio	425
Global Strategic Portfolio	288
Emerging Markets Core Equity Portfolio	5,855
Emerging Markets Portfolio	3,077,509
Emerging Markets Advantage Portfolio	277
Developing Markets Portfolio	20,072
Emerging Markets Blend Portfolio	17,016
Emerging Markets Multi-Asset Portfolio	2,377
Emerging Markets Debt Portfolio	17,979
Emerging Markets Income Portfolio	328
Explorer Total Return Portfolio	3,376
Corporate Income Portfolio	14,557
Short Duration Fixed Income Portfolio	101
Global Fixed Income Portfolio	140
Global Listed Infrastructure Portfolio	1,244,810
Realty Income Portfolio	75,079
Realty Equity Portfolio	168,353
Global Realty Portfolio	4,327
Real Assets Portfolio	—
Long/Short Portfolio	97,476
Enhanced Opportunities Portfolio	279
Capital Allocator Portfolio	1,777
Dynamic Portfolio	229

Payments by the Investment Manager or Distributor for Institutional and Open Shares

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any Service Payments (as defined in the Prospectus), including fees paid by the Fund under Rule 12b-1. These additional payments may be paid to intermediaries that provide shareholder servicing and administration and/or marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the intermediary. Cash compensation also may be paid to financial intermediaries in connection with consideration or inclusion of the Fund for or on a “recommended” or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a financial intermediary or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts or meals, event tickets or other

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entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

Dividends and Distributions

The Fund intends to declare as a dividend on the outstanding shares of the Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Short Duration Fixed Income, Corporate Income and Global Fixed Income Portfolios substantially all of each Portfolio’s net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of these Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of a Portfolio prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

For the Global Listed Infrastructure, Real Assets and Realty Income Portfolios, dividends from net investment income, if any, are paid quarterly.

Dividends from net investment income, if any, on all other Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.

Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares and R6 Shares because of the higher expenses borne by Open Shares. Any differences between the expenses of Institutional Shares and R6 Shares will result in corresponding differences in the per share dividends paid to Institutional Shares and R6 Shares. Investment income for a Portfolio includes, among other things, dividends and interest income, accretion of market and original issue discount and amortization of premium, as applicable.

With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder’s distribution option automatically will be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxation

The following is only a general summary of some of the important federal income tax considerations generally affecting each Portfolio and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting a Portfolio or its shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investing in a particular Portfolio.

Taxation of the Portfolios

Each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a Portfolio will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a Portfolio must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and

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gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (“QPTPs,” as defined below); (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items (including receivables), US Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities (other than US Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of the Portfolio’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a Portfolio’s assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the US Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC’s foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

A Portfolio’s investment in MLPs generally may qualify as an investment in a QPTP or a “regular” partnership. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a Portfolio can invest in MLPs.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC’s non-qualifying gross income exceeds (y) one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other

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prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a Portfolio were to fail to qualify as a RIC in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a 20% preferential maximum tax rate in respect of “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Portfolio’s shares (as described below). In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a Portfolio’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Portfolio’s ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Portfolio is permitted to so elect and so elects) plus undistributed amounts from prior years. Each Portfolio generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Each Portfolio may in certain years use “equalization accounting” in determining the portion of its net investment income and net realized capital gains that has been distributed. A Portfolio that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gain to redemptions of Portfolio shares and will reduce the amount of such income and/or gain that it distributes in cash. The Internal Revenue Service (the “IRS”) has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Portfolio is using an improper method of allocation and has underdistributed its net investment income or net realized capital gains for any taxable year, such Portfolio may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A Portfolio’s investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Portfolio Distributions

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing Portfolio’s earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional Portfolio shares. Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Portfolio will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of “net capital gain,” that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the Portfolio as capital gain dividends (“capital gain dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of

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the RIC’s next taxable year, and that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC’s next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a Portfolio during October, November or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January generally will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

In certain cases, a Portfolio may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Portfolio may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the Portfolio will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the Portfolio on the gain and (iii) increase the tax basis for his or her shares in the Portfolio by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a Portfolio to US individual shareholders may be eligible for the same preferential tax rates applicable to long-term capital gain to the extent that the Portfolio’s income consists of dividends paid by US corporations and certain “qualified foreign corporations” on shares that have been held by the Portfolio for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a “qualified foreign corporation” does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company (“PFIC,” discussed below). In order to be eligible for the preferential rate, the shareholder in the Portfolio must have held his or her shares in the Portfolio for at least 61 days during the 121-day period commencing 60 days before the Portfolio shares become ex-dividend. Additional restrictions on a shareholder’s qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a Portfolio to US corporate shareholders may be eligible for the dividends received deduction to the extent that the Portfolio’s income consists of dividends paid by US corporations (other than REITs) on shares that have been held by the Portfolio for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio generally will not be taken into account for this purpose to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), or to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the Portfolio or by application of the Code. It is anticipated that dividends (other than capital gain dividends) paid by the Equity Concentrated, Strategic Equity, Small-Mid Cap, Global Listed Infrastructure and Capital Allocator Portfolios may be eligible for the dividends-received deduction, but that dividends paid by the other Portfolios will not be eligible for the dividends-received deduction.

If a Portfolio makes a distribution that is or is considered to be in excess of its current and accumulated “earnings and profits” for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it

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reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of US individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person’s “modified adjusted gross income” (or, in the case of an estate or trust, its “adjusted gross income”) over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a Portfolio will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other substantially identical shares of the Portfolio are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If a shareholder recognizes a loss with respect to shares of a Portfolio of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The Portfolios (or their administrative agent) are required to report to the IRS and furnish to Portfolio shareholders the cost basis information and holding period for Portfolio shares purchased on or after January 1, 2012, and redeemed on or after that date. The Portfolios will permit Portfolio shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Portfolios will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Portfolio shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

PFICs

Certain Portfolios that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for US federal income tax purposes. A Portfolio that owns shares of a PFIC may be subject to US federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, a Portfolio owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC “to market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a Portfolio may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF”), in which case the Portfolio will be required to include in its income annually its share of the QEF’s income and net capital gains, regardless of whether the Portfolio receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the Portfolio and, accordingly, cannot offset other income and/or gains of the Portfolio. A Portfolio may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

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The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-US Taxes

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes.

If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Portfolio’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Portfolio may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Portfolio. If that Portfolio so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that Portfolio, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through.

It is anticipated that each of the International Equity, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, International Small Cap, Global Equity Select, Managed, Global Strategic, Franchise, Emerging Markets Core, Emerging Markets, Emerging Markets Advantage, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Global Fixed Income, Global Listed Infrastructure and Global Realty Portfolios will be operated so as to meet the requirements of the Code to “pass through” to shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables, or expenses or other liabilities, denominated in a foreign currency and the time that Portfolio actually collects such income or receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A Portfolio’s investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into

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short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a Portfolio. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid Portfolio-level taxation.

Payments with Respect to Securities Loans

A Portfolio’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a Portfolio in place of dividends earned on the security during the period that such security was not directly held by a Portfolio may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a Portfolio will not qualify as a foreign tax paid by such Portfolio and therefore cannot be passed through to shareholders even if the Portfolio meets the requirements described in “Non-US Taxes,” above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A Portfolio’s investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Portfolio to accrue and distribute income not yet received. Similarly, a Portfolio’s investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Portfolio receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a Portfolio may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

Certain Portfolios may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Portfolio. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a Portfolio should recognize market discount on such a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio shall allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by a Portfolio if it invests in such securities as part of the Portfolio’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to US federal income or excise tax.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a Portfolio in entities which invest in or finance mortgage debt. Such investments include residual interests in real estate mortgage investment conduits (“REMICs”) and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio, other than the Corporate Income Portfolio which may hold residual interests in REMICs, not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the Portfolio being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income (“UBTI”). In addition, EII generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and

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will be subject to a 30% withholding tax for shareholders who are not US persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a Portfolio and its shareholders, especially if a Portfolio has state or local governments or other tax-exempt organizations as shareholders.

Investments in Pass-Through Entities

Some amounts received by a Portfolio with respect to certain investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Portfolio will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Portfolio does not dispose of the MLP, the Portfolio likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Portfolio must take such income into account in determining whether the Portfolio has satisfied its distribution requirements. The Portfolio may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Portfolio to sell securities or borrow money at such time.

Portfolio Subsidiary (Real Assets Portfolio only)

The Real Assets Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio’s total assets the Subsidiary. A foreign corporation, such as the Subsidiary, will generally not be subject to US federal income taxation unless it is deemed to be engaged in a US trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a “safe harbor” contained in the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a US trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a US trade or business, in which case the Subsidiary would be subject to US income and branch profits tax (and possibly state tax) on its income, if any, that is effectively connected with such US trade or business. In general, a foreign corporation, such as the Subsidiary, that does not conduct a US trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain US-source income that is not effectively connected with a US trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a “controlled foreign corporation,” and the Portfolio will be treated as a “US shareholder” of the Subsidiary. As a result, the Portfolio will be required to include in gross income for US federal income tax purposes, all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be subpart F income. Distributions by the Subsidiary of income previously included in the Portfolio’s gross income as subpart F income will be tax-free to the Portfolio. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

Tax-Exempt Shareholders

Under current law, each Portfolio serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a Portfolio recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

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Backup Withholding

Each Portfolio generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable Portfolio that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Portfolio to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-US) Shareholders

Dividends paid by a Portfolio to foreign shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a foreign shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the foreign shareholder were a US shareholder. A foreign corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or, if applicable, a lower treaty rate). A foreign shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate. All foreign shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a Portfolio to claim a reduced rate or exemption from US federal withholding taxes, and the proper completion of those forms.

Notwithstanding the foregoing, properly reported dividends are generally exempt from US withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, the Portfolio’s US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form). In the case of shares of a Portfolio held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, US withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a Portfolio.

For foreign shareholders of a Portfolio, a distribution by a Portfolio that is attributable to the gains from sales to exchanges of “United States real property interests” (USRPIs) (including any such gains received by a Portfolio indirectly as a distribution from a REIT) generally will be treated as “effectively connected” real property gain that is subject to tax in the hands of the foreign shareholder at the graduated rates applicable to US shareholders (subject to a special alternative minimum tax (AMT) in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a foreign shareholder that is a corporation and a 35% withholding tax (which can be credited against the foreign shareholder’s direct US tax liabilities) if the Portfolio is a “United States real property holding corporation” (as such term is defined in the Code, and referred to herein as a “USRPHC”) or would be but for the operation of certain exclusions. An exception to such treatment is provided if the foreign shareholder has not owned more than 5% of the class of stock of the Portfolio in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as

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an ordinary dividend subject to US withholding tax at the rate of 30% (or lower treaty rate). In addition, foreign shareholders may be subject to certain tax filing requirements if the Portfolio is a USRPHC.

Gains from the disposition of Portfolio shares by a foreign shareholder will be subject to withholding tax and treated as income effectively connected to a US trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the foreign shareholder’s holding period for the shares), the Portfolio was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the Portfolio. Notwithstanding the foregoing, (i) gains recognized upon a disposition of Portfolio shares will not be subject to US income or withholding taxes if the Portfolio is “domestically controlled” (as such term is defined in the Code), and (ii) in certain cases, a “qualified foreign pension fund” (or an entity that is wholly owned by a qualified foreign pension fund”) may be exempt from taxation in respect of gain from the disposition of Portfolio shares, notwithstanding the treatment of the Portfolio as a USRPHC.

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Portfolio that would be treated as gain effectively connected with a United States trade or business generally will be treated as having received such distributions. All shareholders of a Portfolio should consult their tax advisors regarding the application of the foregoing rule.

A distribution of a USRPI in redemption of a non-US shareholder’s shares of a Portfolio generally will cause that Portfolio to recognize gain if the Portfolio is considered “domestically controlled.” If a Portfolio is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the Portfolio’s adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of the redemption.

The Hiring Incentives to Restore Employment Act

Under the Foreign Account Tax Compliance Act provisions enacted as part of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the “HIRE Act”), a 30% withholding tax will be imposed on dividends paid by a Portfolio, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2018, to (i) a “foreign financial institution,” which term includes certain non-US investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-US shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect US owners. To comply with these requirements, a Portfolio may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders may be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a Portfolio.

All non-US shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

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Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a Portfolio.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of Portfolio shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-US taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-US tax consequences of an investment in shares and the particular tax consequences to them of an investment in a Portfolio.

Additional Information About the Fund and Portfolios

As of March 31, 2017, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio’s outstanding voting securities except the following:

Name and Address	Percentage of Total Institutional Shares Outstanding

Capital Allocator Opportunistic Strategies Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	76.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	7.1%

Developing Markets Equity Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	31.0%

Merrill Lynch
FBO Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484	19.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.2%
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First Clearing, LLC FBO Its Customers 2801 Market Street Saint Louis, MO 63103	13.3%

Charles Schwab & Co. Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	7.1%

Dynamic Portfolio

Mac & Co. 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	84.0%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	10.1%

Emerging Markets Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10012	90.0%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	9.5%

Emerging Markets Core Equity Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	48.3%

Maril & Co FBO JI c/o BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	15.0%

HOCO FBO NON FID ERISA 922 Walnut Street Mailstop TBTS 2 Kansas City, MO 64106	8.2%

Bireleys Orange Japan Emerging P.O. Box 30447 Honolulu, HI 96820	5.1%
88

Emerging Markets Debt Portfolio

Windstream Master Trust 4001 North Rodney Parham Road Little Rock, AR 72212	19.5%

Wells Fargo Bank, N.A. FBO Customers P.O. Box 1533 Minneapolis, MN 55480	12.3%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	9.4%

Dingle & Co. P.O. Box 75000 M/C # 3446 Detroit, MI 48201	8.9%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	7.6%

JP Morgan TTEE Ernst & Young LLP Partnership Ret (HR-10) Plan 14201 Dallas Parkway, Floor 13 Dallas, TX 75254	7.3%

Emerging Markets Equity Blend Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	79.5%

First Clearing, LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103-2523	5.1%

Emerging Markets Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	18.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	8.9%

Merrill Lynch FBO Its Customers
89

4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	7.7%

First Clearing, LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103-2523	6.8%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	6.3%

Emerging Markets Income Portfolio

UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086	35.6%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	34.8%

Brown Brothers Harriman and Company 525 Washington Blvd. Jersey City, NJ 07310	26.5%

Emerging Markets Multi-Asset Portfolio

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	29.7%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.3%

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	29.4%

PIMS/Prudential Retirement System Support Curtis Building 181 Patricia M. Genova Drive Newington, CT 06111	15.3%

Enhanced Opportunities Portfolio

Lazard Global Credit II Fund 36 Toronto Street, Suite 750 Toronto, ON M5C 2C5 Canada	58.7%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	36.8%
90

Explorer Total Return Portfolio

Blue Cross of California 120 Monument Circle Indianapolis, IN 46204	63.2%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	20.9%

Fundamental Long/Short Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	24.5%

Equitable Trust Company 4400 Harding Pike, Suite 310 Nashville, TN 37205	23.9%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	22.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	16.8%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07389	5.7%

Global Equity Select Portfolio

Raymond James Omnibus FBO Mutual Funds 880 Carillion Parkway St. Petersburg, FL 33716	58.2%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	26.1%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.0%
91

Global Fixed Income Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	74.9%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	22.0%

Global Listed Infrastructure Portfolio

National Financial Services Corp. FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	24.1%

Charles Schwab & Co., Inc. FBO Its Customers 2ll Main Street San Francisco, CA 94105	14.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	8.5%

Saxon & Co. P.O. Box 7780 Philadelphia, PA 19182	7.6%

Global Realty Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	83.4%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	15.1%

Global Strategic Equity Portfolio

Brown Brothers Harriman and Company 140 Broadway New York, NY 10005	72.3%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.3%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	12.5%
92

International Equity Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	87.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	12.9%

International Equity Concentrated Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	65.2%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	15.8%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	14.9%

International Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 2ll Main Street San Francisco, CA 94105	22.9%

Wells Fargo Bank, N.A. FBO Its Customers P.O. Box 1533 Minneapolis, MN 55480	10.7%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	12.3%

PIMS Prudential Retirement FBO The MGM Resorts York Savings 840 Grier Avenue Las Vegas, NV 89119-3778	9.8%

Maril & Co FBO JI c/o BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	7.0%
93

International Equity Select Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	57.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	10.1%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	12.4%

UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086	11.9%

International Small Cap Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	53.6%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	26.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	8.0%

International Strategic Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	21.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	14.0%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	15.9%
94

Managed Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	76.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	23.7%

Real Assets Portfolio

BNY Mellon NA PO Box 534005 Pittsburgh, PA 15253-4005	97.9%

US Corporate Income Portfolio

Mac & Co. Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230	46.7%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	10.7%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.6%

US Equity Concentrated Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	20.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	16.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	12.3%

First Clearing LLC FBO Its Customers 280 Market Street St. Louis, MO 63013-2523	7.9%
95

Equitable Trust Company 4400 Harding Road, Suite 310 Nashville, TN 37205	6.3%

Capinco c/o US Bank NA 1555 North Rivercenter Drive Milwaukee, WI 53212	5.1%

US Realty Equity Portfolio

Raymond James Omnibus FBO Mutual Funds 880 Carillion Parkway St. Petersburg, FL 33716	49.5%

UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086	25.7%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	10.2%

US Realty Income Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	49.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	17.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	8.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	7.0%

US Short Duration Fixed Income Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	24.9%
96

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 0731	23.6%

Lazard Freres & Company LLC 30 Rockefeller Plaza, 19th Floor New York, NY 10112	20.4%

Publishers Clearing House LLC 382 Channel Drive Port Washington, NY 11050	15.4%

Band & Co. c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201	6.3%

First Clearing LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103-2523	5.0%

US Small-Mid Cap Equity Portfolio

Alaska Retirement Management Board State Street Bank & Trust Co. 2 Avenue de Lafayette Boston, MA 02111	39.5%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	17.5%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.3%

IUOE Local 57 Pension Fund 857 Central Avenue Johnston, RI 02919	5.6%

Voye Institutional Trust Company FBO Mercedes Benz USI 30 Braintree Hill Park Braintree, MA 02184-8747	5.4%

US Strategic Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	59.5%
97

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	19.6%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	12.3%

Name and Address	Percentage of Total Open Shares Outstanding

Capital Allocator Opportunistic Strategies Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	63.8%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	15.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.3%

Developing Markets Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	38.6%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	25.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	10.0%

Great West Trust Company FBO Its Customers 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	5.0%
98

Dynamic Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	45.8%

National Financial Services FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	35.0%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	10.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.7%

Emerging Markets Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	63.4%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	26.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	6.6%

Emerging Markets Core Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	51.3%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	29.9%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.7%
99

Emerging Markets Debt Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	80.0%

LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	17.9%

Emerging Markets Equity Blend Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	55.6%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	20.4%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	6.7%

Emerging Markets Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	50.6%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	16.6%

Emerging Markets Income Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	67.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	30.2%

Emerging Markets Multi-Asset Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	79.7%
100

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	9.7%

Enhanced Opportunities Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	89.7%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	9.0%

Explorer Total Return Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	80.8%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	15.0%

Fundamental Long/Short Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	77.6%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	8.3%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	7.0%

Global Equity Select Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	69.7%
101

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	19.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.1%

Global Fixed Income Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	85.5%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	14.5%

Global Listed Infrastructure Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	45.1%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	29.5%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	10.0%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	7.7%

Global Realty Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	57.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	20.8%
102

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	6.7%

Niall P. McCarthy Burlingame, CA 94010-5934	6.3%

Global Strategic Equity Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	91.7%

International Equity Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	98.9%

International Equity Concentrated Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	67.4%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	23.3%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	9.1%

International Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	92.5%

International Equity Select Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	41.7%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	23.2%
103

FOLIOfn Investments, Inc. 8180 Greensboro Drive, 8th Floor McLean, VA 22102	11.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	6.6%

Nationwide Trust Co. FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	5.6%

International Small Cap Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	74.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	9.0%

International Strategic Equity Portfolio

Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105	42.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	29.5%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	8.8%

Managed Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	56.8%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	16.3%
104

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	11.0%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	10.6%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.4%

Real Assets Portfolio

National Financial Services FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	79.8%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	20.4%

US Corporate Income Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	32.4%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	22.2%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	12.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	6.8%

Marquette Bank FBO Its Customers c/o Marquette Bank Orland Park, IL 60642	6.4%

HNB National Bank 2903 Palmyra Road Hanibal, MO 63401-2250	5.9%
105

US Equity Concentrated Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	42.3%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	19.1%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	7.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.0%

LPL Financial FBO Its Customers 4707 Executive Drive San Diego, CA 92121-3091	5.2%

US Realty Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	58.9%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	21.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.3%

US Realty Income Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	46.0%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	34.9%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	7.5%
106

US Short Duration Fixed Income Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	71.9%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	24.7%

US Small-Mid Cap Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	43.7%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16.0%

Nationwide Life Insurance Co., NWVA c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	9.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	9.5%

US Strategic Equity Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	36.7%

Reliance Trust Company TTEE FBO ADP Access Large Market 401k 1100 Abernathy Road Atlanta, GA 30328	10.9%

Nationwide Trust FBO Its Customers P.O. Box 182029 Columbus, OH 43218-2029	10.2%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	7.5%
107

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	7.8%

Dana Gibson Emery TTEE Dana Gibson Emery Jr. Larchmont, NY 10538	7.8%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	7.4%

Name and Address	Percentage of Total R6 Shares Outstanding

Emerging Markets Debt Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	100.0%

Emerging Markets Equity Portfolio

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	29.2%

ON Moderate Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	25.8%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	23.8%

ON Balanced Model Portfolio One Financial Way Cincinnati, OH 45242-5851	11.9%

On Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	6.4%

International Equity Portfolio

ON Moderate Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	45.7%
108

On Balanced Model Portfolio One Financial Way Cincinnati, OH 45242-5851	22.8%

ON Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	10.7%

International Strategic Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	73.3%

PIMS Prudential Retirement FBO Repsol USA 401(k) Plan 2455 Technology Forest Blvd. The Woodlands, TX 77381-5205	12.6%

US Corporate Income Portfolio

BTC As Trustee FBO FCI Life Strategy Moderate 5901 College Boulevard Overland Park, KS 66211-1937	43.1%

BTC As Trustee FBO FCI Life Strategy Growth 5901 College Boulevard Overland, KS 66211-1937	41.6%

BTC As Trustee FBO FCI Life Strategy Conservative 5901 College Boulevard Overland Park, KS 66211-1937	15.2%

US Equity Concentrated Portfolio

Matrix Trust Company FBO The Voice Of The Martysm Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	74.0%

Matrix Trust Company FBO Middleburgh 401(k) Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	17.7%

Matrix Trust Company FBO Counterpoint Consulting 401(k) Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	6.7%
109

US Strategic Equity Portfolio

National Financial Services FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	100%

Certain shareholders of a Portfolio may from time to time own or control a significant percentage of the Portfolio’s shares (“Large Shareholders”). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Investment Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or Portfolios managed by the Investment Manager or its affiliates. Large Shareholders may redeem all or a portion of their shares of a Portfolio at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to US banking entities and their affiliates, such as the Investment Manager). Redemptions by Large Shareholders of their shares of a Portfolio may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the Portfolio, in order to meet redemption requests. These sales may adversely affect a Portfolio’s NAV and may result in increasing the Portfolio’s liquidity risk, transaction costs and/or taxable distributions.

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients’ accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund’s Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

110

All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders.

The Fund’s Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

The “Dow Jones US Select Real Estate Securities IndexSM” is a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones US Select Real Estate Securities IndexSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME and have been sub-licensed for use for certain purposes by the Investment Manager. Realty Income Portfolio and Realty Equity Portfolio, which compare their performance to the Dow Jones US Select Real Estate Securities IndexSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates and Dow Jones, CME and their respective affiliates make no representation regarding the advisability of investing in such product(s).

“Wells Fargo Hybrid and Preferred Securities” and “WHPS” are service marks of Wells Fargo & Company. Wells Fargo & Company does not guarantee the accuracy or completeness of the Wells Fargo Hybrid and Preferred Securities REIT Index (“WHPS”) and shall have no liability for any errors, omissions or interruptions to publication. Wells Fargo & Company does not sponsor or advise any product or service that references WHPS, nor does Wells Fargo & Company represent that any use of WHPS by any person is appropriate, suitable or fit for the uses to which it is put.

BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding the same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend any company, or any of its products or services.

Counsel and Independent Registered Public Accounting Firm

Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, serves as counsel to the Fund and to the independent board members.

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Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, New York 10112, is the independent registered public accounting firm for the Fund.

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Appendix A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody’s.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•	protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

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A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P US municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3         Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligations Ratings and Definitions. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

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Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

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VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
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Appendix B

PROXY VOTING POLICY

LAZARD ASSET MANAGEMENT LLC

Proxy Voting Policy and Procedures Overview

Lazard Asset Management LLC (the “Investment Manager”) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, the Investment Manager has a fiduciary obligation to vote proxies in the best interests of its clients. The Investment Manager’s Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value of its clients’ portfolios.

The Investment Manager does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. The Investment Manager’s policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Investment Manager also has defined policies and procedures to address and mitigate any actual or perceived conflicts of interest relating to its proxy voting.

Proxy Operations Department

The Investment Manager’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”) which reports to the Investment Manager’s Chief Operations Officer. Oversight of the process is provided by the Investment Manager’s Legal & Compliance Department and the Proxy Committee.

Proxy Committee

The Investment Manager’s Proxy Committee comprises investment professionals, including portfolio managers and analysts, the General Counsel and Chief Compliance Officer. In addition, several of the Investment Manager’s operations professionals serve as advisors to the Proxy Committee.

The Proxy Committee meets at least annually to review the Investment Manager’s Proxy Voting Policy and to evaluate potential enhancements. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as requested by the manager of ProxyOps or at the request of any member of the Proxy Committee.

Role of Third Parties

The Investment Manager currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services (“ISS”) and by Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve the Investment Manager’s understanding of the issues surrounding a company’s proxy proposals, the Investment Manager’s investment professionals are responsible for providing the vote recommendation for a given proposal. Voting for each agenda of each meeting is instructed specifically by the Investment Manager in accordance with its Proxy Voting Policy; the Investment Manager does not employ outside services to vote on its behalf.

ISS additionally serves as the Investment Manager’s proxy voting facilitator, and is responsible for processing of ballots received, dissemination of the Investment Manager’s vote instructions, and additionally provides its recordkeeping and reporting.

Voting Process

The Investment Manager votes on behalf of its clients according to “Approved Guidelines” issued by the Proxy Committee. The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. ProxyOps confirms that all vote instructions are consistent with the Investment Manager’s approved voting guidelines. These guidelines are reviewed by the ProxyOps Manager and the Proxy Committee on an annual basis.

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The investment professional provides the vote recommendation in accordance with the Approved Guidelines. Any exceptions to this, which are rare, require approval from the Proxy Committee. In this case, the investment professional must provide detailed rationale for their recommendation, and the Proxy Committee will then determine whether or not that vote recommendation is to be accepted and applied to the specific meeting’s agenda.

Case-by-case agenda items are evaluated by the Investment Manager’s investment professionals based on the specific facts relevant to an individual company. The Investment Manager’s investment professionals formulate their vote recommendation based on their research of the company and their evaluation of the specific proposal. The analysts will assess the relevant factors in conjunction with the analysis of the company’s management and business performance. The investment professionals may engage with the company’s executives or board members to improve the Investment Manger’s understanding of a proxy proposal and/or to provide the Investment Manager’s advice on how a company can enhance their corporate governance practices.

ProxyOps confirms that all vote instructions are in accordance with the Investment Manager’s Proxy Voting Policy and guidelines, and will then enter the vote instructions for inclusion in the meeting’s tabulation. The Investment Manager generally will treat proxy votes and voting intentions as confidential in the period before votes are cast, and for appropriate time periods thereafter.

Conflicts of Interest

ProxyOps monitors all proxy votes for potential conflicts of interest that could be viewed as influencing the outcome of the Investment Manager’s voting decision, such as:

•	The Investment Manager manages the company’s pension plan;
•	The shareholder proponent of a proposal is an Investment Manager client;
•	An Investment Manager employee sits on a company’s board of directors;
•	The Investment Manager serves as financial advisor or provides other investment banking services to the company; or
•	An Investment Manager employee has a material relationship with the company.

“Conflict Meetings” are voted in accordance with the Investment Manager’s Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, the Investment Manager’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which it subscribes.

Voting Exceptions

It is the Investment Manager’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in the Investment Manager’s view, in the best interests of its clients; shares held on loan and shares subject to liquidation impediment are two such circumstances where the benefit of voting can be significantly compromised.

Environmental, Social and Corporate Governance

The Investment Manager’s Environmental, Social and Corporate Governance (“ESG”) Policy outlines its approach to ESG and how its investment professionals take ESG issues into account as part of the investment process. The Investment Manager recognizes that ESG issues can affect the valuation of companies that it invests in on its clients’ behalf. As a result, the Investment Manager takes these factors into consideration when voting and, consistent with its fiduciary duty, votes proposals in a way it believes will increase shareholder value.

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